As filed with the Securities and Exchange Commission on August 26, 2026

Investment Company Act File No. 811-

1933 Act File No. 333-

__________________________________________________________________________________

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]       Pre-Effective Amendment No.

[ ]       Post-Effective Amendment No.

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] Amendment No. 1

DLP Access Fund

100 Grandview Place, Suite 200

Birmingham, AL 35243

(205) 847-1343

_______________________________

John Siverling

President

100 Grandview Place, Suite 200

Birmingham, AL 35243

_______________________________

(Name and Address of Agent for Service)

Copies to:

Andres Idarraga

Practus, LLP

4830 NE 26th Avenue

Fort Lauderdale, FL 33308

(401) 359-3604

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2. or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☒	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This amendment designates a new effective date for a previously filed registration statement.
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act)
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2. of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS — DRAFT OF AUGUST 26, 2026 — SUBJECT TO COMPLETION

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

PROSPECTUS

DLP ACCESS FUND

([DLPAX])

Shares of Beneficial Interest

[$5,000] minimum purchase

________________, 2026

DLP Access Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund’s shares, including a Statement of Additional Information (“SAI”) dated [ ], 2026, has been filed with the Securities and Exchange Commission (“SEC”). The table of contents of the SAI appears on page [ ] of this prospectus. The SAI is available upon request and without charge by writing the Fund at c/o [ ], or for overnight deliveries c/o [ ]. You may also request a free copy of the Fund’s SAI, annual and semiannual reports when available, and other information about the Fund or make shareholder inquiries by calling the Fund’s transfer agent at [ ] or by visiting [ ]. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund’s investment objective is to seek both current income and long-term capital appreciation. The Fund seeks to achieve its objective by investing substantially all of its assets in a group of private real estate investment vehicles sponsored by DLP Capital Partners LLC (the “Underlying Funds”) that invest in loans secured by, and equity interests in, income-producing and to-be-developed real estate assets that are focused on providing rental housing that is affordable to working households (“attainable housing”). This investment objective is not fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without a vote of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund (the “Shares”). The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The Fund is offering to sell, on a continuous basis, through its principal underwriter and distributor, Ultimus Fund Distributors, LLC (the “Distributor”), under the terms of this prospectus, unlimited Shares at net asset value (“NAV”) per Share. The initial NAV per share is $ [ ] The Shares are not subject to sales charges. The minimum initial investment by a shareholder is [$5,000]. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use reasonable efforts to sell the Shares. The net proceeds of the continuous offering are invested as soon as practicable after receipt of sufficient proceeds to invest in accordance with the Fund’s investment objective and policies, and consistent with the processes in place at the Underlying Funds to take in new capital. There is no minimum threshold amount that must be raised prior to the Fund’s investment of proceeds and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that are not invested in accordance with the Fund’s principal investment strategy will be invested in cash, cash equivalents, money market funds and short-term, high quality fixed-income securities and similar liquid instruments. During the continuous offering, Shares will be sold at the next determined NAV after receipt of a valid order to purchase. See “Plan of Distribution.”

Interval Fund. The Fund conducts quarterly repurchase offers at NAV of no less than 5% and no more than 25% of its outstanding Shares, pursuant to a fundamental policy adopted by the Board in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). Shareholders will be notified of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) no later than the 14th day after the Repurchase Request Deadline (the “Repurchase Pricing Date”). Payment pursuant to the repurchase will be made to the shareholder no more than seven days after the Repurchase Pricing Date. The Fund does not impose a repurchase fee. For a discussion of the Fund’s repurchase policies, please refer to “Quarterly Repurchases of Shares” in this prospectus.

Use of Leverage. The Fund may employ leverage, including borrowing from banks, in an amount of up to 33 1/3% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. However, the Adviser does not expect to utilize leverage in the first year of the Fund’s operations. For a discussion of the risks associated with leverage, please refer to “Risk Factors — Leverage Risk.”

Distributions. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment. The Fund’s distributions may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses. A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the shareholder’s original investment.

Certain Risks. Investing in the Fund’s Shares involves risks, including the following:

•	Shares of the Fund are not listed on any securities exchange, which makes them inherently illiquid.

•	There is no secondary market for the Fund’s Shares, and it is not anticipated that a secondary market will develop.

•	Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.

•	Although the Fund intends to offer to repurchase at least 5% of outstanding Shares but no more than 25% of outstanding Shares on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any security, and there is no guarantee that an investor will be able to sell all the Shares that the investor desires to sell in a repurchase offer.

•	The Fund is not required to extend, and shareholders should not expect the Board to authorize, repurchase offers in excess of 5% of outstanding Shares.

•	The Fund invests substantially all of its assets in Underlying Funds sponsored by a single sponsor, DLP Capital, and is therefore exposed to concentrated sponsor, real estate sector, and single-platform risk.

•	DLP Capital controls the Underlying Funds, including their valuations, distribution policies, and redemption terms, and may exercise that control in ways that conflict with the interests of the Fund and its shareholders.

•	The Underlying Funds are private investment vehicles that are not registered under the 1940 Act, and the Fund, as an investor in the Underlying Funds, will not have the benefit of the protections of the 1940 Act with respect to the Underlying Funds.

•	The Underlying Funds impose significant limits on withdrawals and redemptions, and certain Underlying Funds provide no interim liquidity; the Fund may be unable to liquidate its interests in the Underlying Funds at desired times or prices.

•	Investments in the Underlying Funds involve a high degree of business and financial risk that can result in substantial losses.

•	Shareholders will bear two layers of fees and expenses. Fees and expenses at the Fund level and asset-based fees, incentive allocations or fees, and expenses at the Underlying Fund level.

•	The cost to the Adviser of the Fund’s expense limitation currently is contractually defrayed in whole or in part by DLP Capital, the sponsor of the Underlying Funds. If DLP Capital were to breach the contract by reducing or discontinuing its payments, the Adviser may adjust the expense limitation and potentially increase shareholder expenses.

See “Risk Factors” in this prospectus.

Investment Adviser

OneAscent Capital LLC (the “Adviser”)

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
FUND EXPENSES	6
FINANCIAL HIGHLIGHTS	7
THE FUND	7
USE OF PROCEEDS	7
INVESTMENT OBJECTIVE, STRATEGIES, AND PROCESS	8
THE UNDERLYING FUNDS	10
RISK FACTORS	12
MANAGEMENT OF THE FUND	19
DETERMINATION OF NET ASSET VALUE	22
CONFLICTS OF INTEREST	23
QUARTERLY REPURCHASES OF SHARES	24
DISTRIBUTION POLICY	27
DIVIDEND REINVESTMENT POLICY	28
U.S. FEDERAL INCOME TAX MATTERS	29
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES	30
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST	31
PLAN OF DISTRIBUTION	32
LEGAL MATTERS	34
REPORTS TO SHAREHOLDERS	35
HOUSEHOLDING	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	36
PRIVACY NOTICE	37

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the Shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors” in this prospectus.

The Fund. DLP Access Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund is organized as a Delaware statutory trust and is operated as an interval fund that will offer to make quarterly repurchases of its Shares at NAV. See “Quarterly Repurchases of Shares.” The Fund intends to offer a single class of Shares.

Investment Objective and Strategies. The Fund’s investment objective is to seek both current income and long-term capital appreciation. The Fund seeks to achieve its objective by investing substantially all of its assets in the Underlying Funds, a group of private investment vehicles sponsored by DLP Capital that invest in loans secured by, and equity interests in, income-producing and to-be-developed real estate assets focused on providing rental housing that is affordable to working households (“attainable housing”). OneAscent Capital LLC (the “Adviser”) allocates the Fund’s assets among the Underlying Funds at its discretion, and may change such allocations from time to time without shareholder approval, based on factors including relative return prospects, liquidity terms, prevailing interest rates, and the Adviser’s assessment of each Underlying Fund’s capacity. None of the Underlying Funds is registered as an investment company under the 1940 Act. Each Underlying Fund takes the position, as stated in its offering documents, that it falls outside the definition of an investment company under the 1940 Act, principally because it does not hold more than 40% of its total assets (exclusive of Government securities and cash items) in investment securities. The offering documents of certain Underlying Funds state that, if such an Underlying Fund were otherwise to fall within the definition of an investment company, it may rely on the exclusions from that definition provided by Section 3(c)(5) of the 1940 Act. This may subject the Fund to additional risks. See “Risk Factors.”

There can be no assurance that the Fund will achieve its investment objective, and an investment in the Shares involves substantial risk of loss.

The Fund may also invest a portion of its assets in a liquidity sleeve of cash, cash equivalents, money market funds, short-term, high-quality fixed-income securities, and other liquid instruments to manage its liquidity, including its obligation to fund quarterly repurchase offers.

The Underlying Funds. The Underlying Funds are private real estate investment vehicles sponsored by DLP Capital – those funds currently include the following funds: the DLP Lending Fund, LLC; the DLP Preferred Credit Fund, LLC; the DLP Housing Fund, LLC; the DLP Building Communities Fund, LLC; and the DLP Living Fully Community Fund, LLC. The Underlying Funds invest across the “attainable housing” value chain, from senior secured mortgage lending, mezzanine lending, and preferred credit to equity ownership of existing, ground-up, and manufactured-housing rental communities. See “The Underlying Funds” for a summary of each Underlying Fund’s strategy, structure, and liquidity terms. The Fund’s allocation among the Underlying Funds will vary over time, and shareholders will not be able to select or restrict the Fund’s exposure to any particular Underlying Fund. The Adviser currently expects that approximately four of the five Underlying Funds will be held at launch, with each of those Underlying Funds expected to represent between up to 25% of the portfolio.

DLP Capital. DLP Capital is a private real estate investment, development, and management firm founded in 2006 by Don Wenner, its Chief Executive Officer. DLP Capital and its affiliated funds had approximately

1

$5.5 billion in assets under management and served over 100,000 residents as of December 31, 2025. DLP Capital’s sponsored funds maintain a policy of investing at least 85% of invested capital in attainable housing. See “Conflicts of Interest.”

Investment Adviser. The Adviser, located at 100 Grandview Place, Suite 200, Birmingham, AL 35243, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is owned and controlled by OneAscent Holdings, LLC. The Adviser has approximately $57.7 million in assets under management as of June 30, 2026.

Management Fee. Pursuant to an Investment Management Agreement between the Fund and the Adviser (the “Management Agreement”), and in consideration of the management services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) calculated at an annual rate of 0.50% of the Fund’s average daily net assets, payable monthly in arrears. The Fund does not pay the Adviser any incentive or performance-based compensation. The Fund will also indirectly bear the fees and expenses of the Underlying Funds (including management fees, incentive allocations or fees, if any, and operating expenses of the Underlying Funds). See “Management of the Fund — Investment Adviser” and “Fund Expenses.”

Expense Limitation Agreement. The Adviser and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least [ ], 202_ to waive its Management Fee and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board, taxes, and extraordinary expenses – including but not limited to litigation costs), to the extent that its Management Fee plus the Fund’s ordinary annual operating expenses exceed 1.99% per annum of the Fund’s average daily net assets attributable to Shares. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board upon 60 days’ written notice to the Adviser. Any fee waiver and/or expense payment by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any such payment or absorbed such expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation (i) in place at the time of the waiver or absorption and (ii) in place at the time of repayment, and the repayment is approved by the Board. See “Management of the Fund.” The cost to the Adviser of the expense limitation currently is defrayed in whole or in part by DLP Capital pursuant to a separate agreement between the Adviser and DLP Capital. See “Risk Factors — Reliance on DLP Capital to Fund the Expense Limitation.”

Administrator, Accounting Agent, and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Fund’s administrator, accounting agent and transfer agent. See “Management of the Fund” and “Plan of Distribution.”

Custodian. U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian. See “Management of the Fund — Custodian.”

Closed-End Fund Structure. Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds do not typically redeem their shares at the option of a shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s Shares will not be listed on a stock exchange. Instead, the Fund intends to make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the Shares outstanding at NAV, which is discussed in more detail below. See “Quarterly Repurchases of Shares.” An investment in the Fund is suitable only for investors who can bear

2

the risks associated with the quarterly repurchase offers and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset inflows, although not subject to continuous outflows.

Investor Suitability. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares. The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at NAV of no less than 5% and no more than 25% of the Shares outstanding. There is no guarantee that a shareholder will be able to sell all of the Shares he, she or it desires in a quarterly repurchase offer because shareholders, in total, may request the Fund to repurchase more than 5% of the Fund’s Shares. If shareholders tender for repurchase more than the repurchase offer amount for a given quarterly repurchase offer, the Fund will repurchase the Shares on a pro rata basis. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. The Fund does not impose a repurchase fee. The Fund intends to maintain liquid securities, cash and/or access to a bank line of credit in amounts sufficient to meet quarterly repurchase requests. See “Quarterly Repurchases of Shares” and “Risk Factors — Repurchase Policy Risks.”

Summary of Principal Risks. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. You assume these risks as a result of the Fund’s investments in the Underlying Funds and its other investments. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Shares. See “Risk Factors.”

•	The Fund is a closed-end investment company and is newly organized, with no history of operations for investors to evaluate.

•	An investment in the Fund involves the risk of possibly losing the entire principal amount invested due to unpredictable market conditions.

•	The Fund invests substantially all of its assets in Underlying Funds sponsored by a single sponsor, DLP Capital. The Fund’s performance therefore depends principally on the performance of the DLP Capital platform, and adverse developments affecting DLP Capital, including the loss of key personnel, reputational, operational, financing or regulatory issues, could materially and adversely affect all or substantially all of the Fund’s investments simultaneously.

•	DLP Capital controls the Underlying Funds, including their valuations, distribution policies, and redemption terms, and may exercise that control in ways that conflict with the interests of the Fund and its shareholders. In addition, the Adviser is paid, in part, by DLP Capital, the sponsor of the vehicles it selects for the Fund. See “Conflicts of Interest.”

•	The Fund’s investments are concentrated in the real estate sector, particularly rental and attainable (workforce) housing, and the Fund will be significantly affected by conditions in the real estate market, interest rates, availability of mortgage and construction financing, regional and local economic conditions, and government regulation of housing.

3

•	The Underlying Funds are private investment vehicles that are not registered under the 1940 Act, and the Fund, as an investor, will not have the benefit of the 1940 Act’s protections (such as independent board oversight, limits on leverage, and restrictions on affiliated transactions) with respect to the Underlying Funds.

•	The Underlying Funds provide only limited liquidity, and their redemption terms may be amended, suspended, gated, or satisfied in-kind. As a result, the Fund’s ability to fund its quarterly repurchase offers depends significantly on its liquidity sleeve, its allocation among Underlying Funds, and any borrowing capacity.

•	The Fund’s Shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares. Liquidity is provided to shareholders only through quarterly repurchase offers for no less than 5% of the Shares outstanding at NAV.

•	The valuation of the Fund’s investments in the Underlying Funds will be based on valuations and net asset values reported by the Underlying Funds or DLP Capital. Incorrect valuations could adversely affect the Fund’s NAV and the prices at which Shares are purchased and repurchased.

•	Shareholders will bear fees and expenses at the Fund and Underlying Fund levels.

•	The Fund is classified as “non-diversified” under the 1940 Act and will hold a small number of Underlying Fund positions. Poor performance of a single Underlying Fund will have a greater adverse effect on the Fund than it would on a more diversified fund.

•	Changes in interest rates may adversely affect the value of the real estate assets and mortgage and other loans held by the Underlying Funds, the cost of any Fund or Underlying Fund borrowings, and the relative attractiveness of the Fund’s distributions.

•	Debt investments made by the Underlying Funds (including construction and development lending, mezzanine loans, and other subordinate financing) are subject to the risk of borrower non-payment and may have speculative characteristics.

•	Certain Underlying Funds engage in ground-up development, which is subject to construction, entitlement, cost-overrun, lease-up and completion risks.

•	Payment for quarterly repurchases of Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, potentially resulting in losses, and may increase the Fund’s portfolio turnover.

•	To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. The Fund’s concentrated portfolio of a small number of Underlying Funds, and the character of the income produced by certain Underlying Funds that are treated as partnerships for U.S. federal income tax purposes, make these requirements particularly significant for the Fund. Failure to satisfy them could result in the loss of RIC status and Fund-level taxation.

•	The Fund’s distributions may include a return of capital, which reduces a shareholder’s tax basis in its Shares.
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U.S. Federal Income Tax Matters. The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet income source and asset diversification tests each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters” and “Risk Factors — Tax Risks.”

Distribution Policy; Dividend Reinvestment Policy. The Fund’s distribution policy is to make distributions of income to shareholders at least [quarterly]. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional Shares of the Fund under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

5

FUND EXPENSES

The following table describes the fees and expenses that you may pay if you buy, hold, or sell Shares of the Fund. More information about management fees, fee waivers, and other expenses is available in the “Management of the Fund” section in this prospectus.

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)	None
Repurchase Fee (1)	None
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee	0.50%
Interest Payments on Borrowed Funds (2)	[ ]%
Shareholder Servicing Expenses	0.25%
Other Expenses (3)	[ ]%
Acquired Fund Fees and Expenses (4)	[ ]%
Total Annual Expenses	[ ]%
Fee Waiver and Reimbursement (5)	[([ ])%]
Total Annual Expenses (after fee waiver and reimbursement)	[ ]%

(1)	The Fund does not impose a repurchase fee. If a shareholder requests repurchase proceeds be paid by wire transfer, such shareholder will be assessed an outgoing wire transfer fee at prevailing rates charged by the Transfer Agent, currently [$[15]].

(2)	Interest Payments on Borrowed Funds are based on estimated amounts for the current fiscal year. [No leverage is anticipated in the first year.]

(3)	Other Expenses are based on estimated amounts for the current fiscal year. Other Expenses include, but are not limited to, accounting, legal, and auditing fees of the Fund; administration, fund accounting, and transfer agency fees; compliance services expenses; custody fees; registration fees; and fees payable to the Trustees.

(4)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies or funds, including the Underlying Funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements will include only the direct operating expenses incurred by the Fund. AFFE are estimated for the current fiscal year based on the fees and expenses of the Underlying Funds in which the Fund expects to invest.

(5)	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least [ ], 202_, to waive its Management Fee and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board, taxes, and extraordinary expenses – including but not limited to litigation costs), to the extent that its Management Fee plus the Fund’s ordinary annual operating expenses exceed 1.99% per annum of the Fund’s average daily net assets attributable to Shares. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board upon 60 days’ written notice to the Adviser. Any fee waiver and/or expense payment by the Adviser is subject to repayment by the Fund within three years from the date of the waiver or payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the
6

waiver and the expense limitation in place at the time of repayment, and the repayment is approved by the Board. See “Management of the Fund.”

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to Shares remain unchanged and Shares earn a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[ ]	$[ ]	$[ ]	$[ ]

The purpose of the above table is to assist a holder of Shares to understand the fees and expenses that such shareholder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and has not yet commenced operations, no financial highlights are presented. The Fund’s fiscal year ends on March 31. The Fund’s seed (initial) financial statements, audited by the Fund’s independent registered public accounting firm, will be included in the Statement of Additional Information.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 7, 2026. The Fund’s principal office is located at 100 Grandview Place, Suite 200, Birmingham, AL 35243, and its telephone number is [ ].

USE OF PROCEEDS

The net proceeds of the continuous offering of Shares are invested as soon as practicable after receipt of sufficient proceeds to invest in accordance with the Fund’s investment objective and policies (as stated below). There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Adviser will pay the Fund’s organizational and offering expenses, and DLP Capital will reimburse the Adviser for those amounts. DLP Capital is not entitled to recover them. The Fund anticipates that it may take 2 months to fully invest the net proceeds from offering Shares in accordance with the Fund’s investment objective and policies, depending in part on the subscription procedures and capacity of the Underlying Funds. Pending investment of net proceeds, the Fund will invest in cash, cash equivalents, money market funds and short-term, high-quality fixed-income securities and similar liquid instruments. Investors should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses.

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INVESTMENT OBJECTIVE, STRATEGIES, AND PROCESS

Investment Objective

The Fund’s investment objective is to seek both current income and long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.

Investment Strategy

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Underlying Funds, each sponsored by DLP Capital, an integrated real estate investment, development, and management platform. The Underlying Funds make debt and equity investments in, and related to, income-producing and to-be-developed rental housing that is affordable to working households, referred to by DLP Capital as “attainable housing.”

The Adviser allocates and reallocates the Fund’s assets among the Underlying Funds at its discretion, without a fixed target allocation, based on factors that may include:

•	the relative return, income, and risk characteristics of each Underlying Fund at a given time;

•	the redemption and withdrawal terms applicable to each Underlying Fund and the Fund’s own liquidity needs, including its obligation to fund quarterly repurchase offers;

•	prevailing interest rates and their effect on credit-oriented versus equity-oriented strategies;

•	capacity constraints or availability at each Underlying Fund; and

•	the Adviser’s assessment of diversification across the segments of the housing value chain in which the Underlying Funds invest.

The Fund’s allocation among the Underlying Funds will vary over time, and shareholders will not be able to select or restrict the Fund’s exposure to any particular Underlying Fund. In addition, in managing the portfolio the Adviser will take into account the source-of-income, asset-diversification and distribution requirements applicable to regulated investment companies under Subchapter M of the Code, and the Fund’s allocations (including any limits on the percentage of Fund assets invested in any single Underlying Fund) will be constrained accordingly. See “U.S. Federal Income Tax Matters” and “Risk Factors — Tax Risks.”

The Fund may also maintain a portion of its assets in a liquidity sleeve consisting of cash, cash equivalents, money market funds, short-term, high quality fixed-income securities, and other liquid instruments, in order to manage subscriptions and repurchases, satisfy the liquidity requirements of Rule 23c-3 under the 1940 Act, and meet other obligations of the Fund.

The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in the real estate industry or group of industries, through its investments in the Underlying Funds. Except as provided in the preceding sentence, the Fund may not invest 25% or more of the market value of its assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

. See “Risk Factors — Real Estate Industry Concentration Risk.”

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Portfolio Construction

The Adviser intends to allocate the Fund’s assets among the Underlying Funds in a dynamic manner based on its assessment of current and forecasted market conditions and the factors described above. When the Fund’s assets are fully deployed, the Adviser expects to allocate assets in the following ranges:

Underlying Fund / Type of Investment	Target Weighting
DLP Lending Fund	Up to 25%
DLP Preferred Credit Fund	Up to 25%
DLP Housing Fund	Up to 25%
DLP Building Communities Fund	Up to 25%
DLP Living Fully Community Fund	Up to 15%
Cash, cash equivalents and other liquid assets (liquidity sleeve)	5% to 10%

Such allocations may vary from time to time, especially during the Fund’s initial period of investment operations, and the Adviser maintains discretion to adjust the allocations in response to changing market opportunities and conditions, Underlying Fund capacity and liquidity terms, tax requirements, and other pertinent factors. The Adviser may from time to time, for temporary and/or defensive reasons, invest all or a substantial portion of the Fund’s assets in the liquid instruments described above. If and when the Adviser pursues such a strategy, the Fund may not achieve its investment objective.

Investment Process

The Adviser is responsible for the Fund’s overall investment strategy and allocation decisions, subject to the oversight of the Board, including its independent trustees. In evaluating the Underlying Funds and determining and adjusting the Fund’s allocations, the Adviser conducts due diligence that includes, but is not limited to, review of each Underlying Fund’s offering and governing documents, financial statements and tax reporting; evaluation of DLP Capital’s management team, track record, origination platform, underwriting standards and portfolio management practices; analysis of each Underlying Fund’s portfolio composition, leverage, and liquidity terms; assessment of each Underlying Fund’s valuation policies and the consistency of reported net asset values; and ongoing monitoring of performance, distributions, and compliance with each Underlying Fund’s stated strategy and investment policy (including DLP Capital’s stated policy of investing not less than 85% of invested capital in attainable housing).

The Adviser manages the Fund as part of OneAscent's broader values-based investment philosophy, which seeks to direct capital toward investments that it believes enhance the well-being of its stakeholders. The Adviser thus seeks to identify investments that it believes will make an impact in line with its values-driven investment philosophy, and it seeks to eliminate from its investable universe companies that demonstrably and consistently harm their stakeholders, as well as any funds that invest primarily in such companies. The Adviser captures and considers percentage-of-revenue thresholds for harmful products and patterns of harmful business practices (including forced-labor ties, products/practices that result in consumer physical harm, and environmental mismanagement). This means seeking to avoid companies whose principal business activities and practices include:

•	Involvement in abortion, including production, distribution, or supply chain involvement regarding abortifacients or medical facilities that perform abortions.
•	Production, distribution, or supply chain involvement regarding addictive products, including adult entertainment, pornography, gambling, tobacco, alcohol, and cannabis.
•	Predatory lending practices.
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•	Human rights violations.
•	Patterns of severe ethics controversies.

Through its proprietary investment evaluation process, the Adviser then seeks to elevate companies and funds that it believes promote the flourishing of their stakeholders. This means identifying companies, through proprietary research methods designed to assess positive impact, that the portfolio managers believe exhibit qualities and characteristics such as:

•	Addressing unmet and underserved needs in the marketplace.
•	Providing purposeful vocations and adding meaning to work.
•	Fostering vibrant communities.
•	Embracing viewpoint diversity and a spirit of collaboration.
•	Providing affordable housing and long-term shelter solutions for low-income households.
•	Cultivating natural resources.
•	Enhancing our stakeholders’ well-being and corporate human experience.

All securities must meet, at the time of investment, both elements of the Adviser’s values-based screening requirements (i.e., all investments must both qualify to be in the Fund’s investable universe and exhibit qualities that the Adviser believes promote flourishing for their stakeholders). If an investment no longer meets the Adviser’s screening requirements, the Fund intends, but is not required, to sell such investment.

The Adviser believes that the Underlying Funds’ collective focus on attainable and affordable housing and long-term shelter solutions for working households reflects that philosophy.

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without shareholder approval. The SAI contains a list of the fundamental (i.e., those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objective and Policies.”

THE UNDERLYING FUNDS

The following summarizes certain terms of each Underlying Fund in effect as of the date of this prospectus. These terms are established by the Underlying Funds and are not terms of the Fund. The Underlying Funds may amend their terms at any time, and prospective investors should not rely on the terms below as terms of an investment in the Fund. The preferred returns shown below are terms of the Underlying Funds’ governing documents, as represented by DLP Capital. A preferred return is a stated priority in the order of distributions. It is not a guarantee, a prediction or an assurance that any amount will be distributed, and an Underlying Fund may distribute less than its preferred return, or nothing at all, in any period. Preferred returns are not the returns of the Fund, and they do not reflect the fees and expenses borne by the Fund or its shareholders. Past performance of the Underlying Funds is not indicative of future results and is not the performance of the Fund. None of the Underlying Funds is registered as an investment company under the 1940 Act. Four of the five Underlying Funds target monthly preferred return distributions, in each case as represented by DLP Capital. The DLP Living Fully Community Fund pays investors a preferred return of 10%, compounded annually, under its distribution waterfall after the return of their capital contributions, and the fund generally expects to begin making distributions approximately three years after its initial closing.

The Underlying Funds are offered privately to direct investors at minimum investments ranging from $100,000 to $500,000. See “Risk Factors.”

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Underlying Fund	Strategy	Preferred Return	Term / Structure	Redemption Notice Terms
DLP Lending Fund	Senior secured loans for development, improvement, and preservation of attainable housing	8%, paid monthly	Evergreen; REIT	90 days’ notice
DLP Preferred Credit Fund	Mezzanine and other subordinate financing and debt investments in rental housing	9%, paid monthly	Evergreen; REIT	90 days’ notice
DLP Housing Fund	Private equity in value-add, build-to-rent, and multifamily rental communities	6%, paid monthly	Evergreen; REIT subsidiary	Annual, notice by April 30 of each year
DLP Building Communities Fund	Equity, preferred equity, and senior/mezzanine loans for ground-up rental development	9%, paid monthly	6-year term from final closing, subject to extensions	No interim redemption
DLP Living Fully Community Fund	Manufactured housing and RV-zoned communities, including resort and land-lease structures	10%, compounded annually (beginning approx. 3 years after first closing)	4-year term from final closing, subject to extensions	No interim redemption

Preferred returns are stated distribution priorities under each Underlying Fund’s governing documents, as represented by DLP Capital. They are stated before the fees and expenses of the Fund, are not the returns of the Fund, and are not an assurance that any Underlying Fund will make a distribution in any period.

DLP Lending Fund. A private senior secured mortgage fund, structured as a REIT for U.S. federal income tax purposes, that makes debt investments for the construction, acquisition, and repositioning of attainable rental housing through first-lien loans to experienced real estate sponsors. The fund commenced operations in October 2014 and targets a preferred return of 8%, paid monthly. Income consists primarily of interest income from senior secured mortgage loans, and distributions to the Fund are expected to be reported on Form 1099-DIV as REIT dividends. Redemptions are generally available upon 90 days’ notice, subject to the fund’s governing documents.

DLP Preferred Credit Fund. A private preferred credit fund, structured as a REIT for U.S. federal income tax purposes, that makes primarily short-term (3–36 month) senior, mezzanine and other subordinate debt financing investments in rental housing and outdoor hospitality properties, with 85% or more of investments in attainable housing communities. The fund commenced operations in October 2021 and targets a preferred return of 9%, paid monthly. Income consists primarily of interest income from senior and subordinate mortgage and mezzanine loans and subordinate financing returns, and distributions to the Fund are expected to be reported on Form 1099-DIV as REIT dividends. Redemptions are generally available upon 90 days’ notice, subject to the fund’s governing documents.

DLP Housing Fund. An evergreen private real estate investment fund that makes primarily equity investments in value-add, build-to-rent, and existing multifamily rental communities in secondary and tertiary markets, generally through a REIT subsidiary structure. The fund commenced operations in January 2020 and targets a preferred return of 6%, paid monthly. The fund is treated as a partnership for U.S. federal income tax purposes and issues Schedule K-1s. Income may include qualified REIT dividends (via a REIT subsidiary), rental real estate income, and return-of-capital distributions with depreciation pass-through. Redemptions are generally available annually, subject to the fund’s governing documents.

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DLP Building Communities Fund. A private real estate investment fund that makes equity, preferred equity, and senior and mezzanine debt investments in all stages of ground-up development of attainable workforce housing. The fund commenced operations in October 2021 and targets a preferred return of 9%, paid monthly. As of October 1, 2026, the fund converted from an open-ended evergreen structure to a closed-end structure. The fund is treated as a partnership for U.S. federal income tax purposes and issues Schedule K-1s; income may include rental real estate income, interest income, dividends (via a REIT subsidiary for eligible investments), return-of-capital distributions, and capital gains as development projects stabilize. As of October 1, 2026, the fund’s term runs through the end of the calendar quarter in which the sixth anniversary of its final closing occurs, subject to two one-year extensions at the manager’s discretion and further extensions with member approval. The fund provides no interim redemption rights.

DLP Living Fully Community Fund. A private real estate investment fund focused on manufactured housing and RV-zoned communities, including vacation rental resorts and hospitality-integrated developments, using land-lease structures and sales of manufactured homes and park model structures. Under the fund’s distribution waterfall, investors are entitled to the return of their capital contributions and a preferred return of 10%, compounded annually, before the fund’s manager receives carried interest. The fund generally expects to begin making distributions approximately three years after its initial closing. The fund’s term runs through the end of the calendar quarter in which the fourth anniversary of its final closing occurs, subject to two one-year extensions at the manager’s discretion and further extensions with member approval. The fund provides no interim redemption rights.

DLP Capital

DLP Capital is a private real estate investment, development, and management firm founded in 2006 by Don Wenner, its Chief Executive Officer. DLP Capital launched its first private real estate fund in 2013. As represented by DLP Capital, DLP Capital and its affiliated funds had approximately $5.5 billion in assets under management and served over 100,000 residents as of December 31, 2025.

The Adviser, and not DLP Capital, will provide the Fund’s initial (seed) capital and will be the Fund’s sole shareholder at the commencement of operations. DLP Capital will not own Shares. DLP Capital has agreed to make payments to the Adviser in support of the Fund’s launch, as described under “Conflicts of Interest — The DLP Support Arrangement.” See also “Management of the Fund — Control Persons.”

RISK FACTORS

An investment in the Fund’s Shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the value of the investments it holds. This will cause the value of the Shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund, you should consider carefully the following risks the Fund faces, together with the other information contained in this prospectus. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund. The following describes the direct and indirect risks the Fund bears with respect to its investments, including through the Underlying Funds.

Limited Operating History Risk

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of the Shares could decline substantially. The Fund’s ability to achieve scale, and the level of its expense ratio, will depend on its ability to raise assets in its continuous offering.

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Fund-of-Funds Structure Risk

The Fund invests substantially all of its assets in the Underlying Funds. The Fund’s performance therefore depends principally upon the performance of the Underlying Funds and DLP Capital’s management of them, the allocation of the Fund’s assets among the Underlying Funds by the Adviser, and the fees and expenses of the Underlying Funds. The Fund has no control over the investment decisions, policies, or operations of any Underlying Fund, and the Fund’s interests in the Underlying Funds are expected to be non-voting or otherwise carry limited governance rights. See “Proxy Voting Policies and Procedures” in the SAI. Shareholders will bear fees and expenses directly at the Fund level and indirectly at the Underlying Fund level. These layered fees and expenses will reduce the Fund’s returns.

The Underlying Funds may change their investment strategies, terms, fees, personnel, and liquidity provisions at any time, in most cases without the consent of, or advance notice to, the Fund. The terms of the Underlying Funds summarized in this prospectus were provided by DLP Capital and may change. The Fund may be unable to invest additional capital in an Underlying Fund when the Adviser would wish to do so (for example, because of capacity constraints or expiration of the applicable offering period), and may be unable to withdraw capital when the Adviser would wish to do so.

Single-Sponsor Concentration Risk

All of the Underlying Funds are sponsored and managed by DLP Capital or its affiliates. As a result, the Fund’s portfolio lacks sponsor diversification, and the Fund is exposed to concentrated risks relating to the DLP Capital platform as a whole, including the continued services and performance of DLP Capital’s senior management, particularly its founder and Chief Executive Officer, Don Wenner; DLP Capital’s underwriting standards, origination volume, and asset management capabilities; DLP Capital’s access to financing and its overall financial condition; operational, cybersecurity, legal, regulatory, and reputational risks affecting DLP Capital; and cross-fund exposures within the DLP platform, including instances in which one Underlying Fund lends to, invests in, or co-invests alongside another Underlying Fund or other DLP-sponsored vehicles. An adverse development affecting DLP Capital could adversely affect all or substantially all of the Fund’s investments simultaneously. In addition, because the Underlying Funds pursue related strategies within the attainable housing sector, their returns are likely to be highly correlated with one another.

Conflicts of Interest Risk

DLP Capital is the sponsor and sole owner of each manager of each Underlying Fund. It determines, or controls the determination of, the valuations, distribution policies, and redemption terms of the Underlying Funds, and it allocates investment opportunities among the Underlying Funds and other DLP-sponsored vehicles in accordance with DLP Capital’s internal policies. Each of those determinations directly affects the Fund, and DLP Capital may exercise its control in ways that serve its own interests rather than the interests of the Fund and its shareholders. DLP Capital also has a commercial interest in the Fund’s success, because capital raised by the Fund may be invested in the Underlying Funds, from which DLP Capital and its affiliates earn management fees, promote, and other compensation. That interest is the reason DLP Capital has agreed to support the Fund’s launch through payments to the Adviser, and the Adviser is therefore paid, in part, by the sponsor of the vehicles it selects for the Fund. The Adviser may also face conflicts in allocating investments and personnel time between the Fund and other OneAscent products, and its receipt of asset-based compensation may create an incentive to grow or retain Fund assets. See “Conflicts of Interest.”

Real Estate Industry Concentration Risk

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The Fund’s investments, through the Underlying Funds, are concentrated in the real estate industry, and in particular in rental housing intended to be affordable to working households. The value of real estate and real estate-related investments may decline due to a variety of factors, including general and local economic conditions; changes in supply of, or demand for, competing properties in an area (as a result, for example, of overbuilding); changes in interest rates and the availability of mortgage and construction financing; the promulgation and enforcement of governmental regulations relating to land use, zoning, rent control or stabilization, environmental protection, and occupational safety; increases in real estate taxes, insurance costs (including the availability and cost of property and casualty insurance in certain markets), and other operating expenses; the financial condition of tenants, buyers, borrowers and sellers of properties; energy and supply shortages; uninsured or uninsurable risks; and natural disasters and severe weather. Real estate values historically have moved in cycles, and a downturn in the residential rental market, either nationally or in the secondary and tertiary markets in which the Underlying Funds are active, could materially and adversely affect the Fund.

Rental housing serving working households may be particularly sensitive to employment conditions, wage levels, in-migration trends, and government housing policy (including rental assistance programs and eviction regulation). Certain Underlying Funds invest in manufactured housing and RV-zoned communities, which are subject to additional risks, including zoning and entitlement restrictions, dependence on land-lease economics, the limited financing market for manufactured homes, and seasonality of resort and vacation rental demand.

Development and Construction Risk

Certain Underlying Funds, particularly DLP Building Communities Fund, invest in ground-up development of rental communities. Development projects are subject to risks in addition to those of stabilized income-producing properties. These risks include the availability and cost of construction financing; construction delays, labor shortages, and cost overruns (including increases in the cost of materials); the failure to obtain, or delays in obtaining, zoning, entitlement, and other governmental approvals; contractor and subcontractor performance; and lease-up risk, i.e., the risk that completed projects will not achieve projected occupancy or rent levels. Development-stage investments typically produce little or no current income and depend on completion and stabilization for their return.

Debt Investment Risks (Underlying Fund Lending Strategies)

Certain Underlying Funds, particularly DLP Lending Fund and DLP Preferred Credit Fund, invest primarily in loans and other credit instruments, including first-lien construction, bridge, acquisition and repositioning loans, subordinate and mezzanine loans, and preferred equity positions that are debt-like in character. These investments are subject to credit risk — the risk that borrowers will fail to make scheduled interest or principal payments. Real estate loans of the type originated by the Underlying Funds are typically made to non-bank sponsors and developers, may be unrated, and would likely be considered to have speculative characteristics. The value of the collateral securing a loan may prove insufficient to satisfy the borrower’s obligation, particularly in a declining real estate market; foreclosure and enforcement are subject to expense, delay, and borrower bankruptcy risk. Mezzanine loans and preferred equity are structurally or contractually subordinate to senior debt and bear correspondingly greater risk of loss, and may be secured, if at all, by pledges of equity interests rather than mortgages on real property. Short-term loans are subject to reinvestment risk – the risk that repaid principal cannot be redeployed at comparable rates. During periods of declining interest rates, borrowers may prepay principal earlier than scheduled, reducing interest income; during periods of stress, borrowers may seek extensions or modifications, and an Underlying Fund may receive payment in-kind rather than cash.

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Interest Rate Risk

The Fund’s returns, through the Underlying Funds, are sensitive to changes in interest rates. Rising interest rates may reduce the value of fixed-rate loans and other debt instruments held by the Underlying Funds; increase the borrowing costs of the Underlying Funds and their portfolio investments, reducing net returns; reduce real estate values generally by increasing capitalization rates; and make the Fund’s distribution rate less attractive relative to other income-producing investments. Conversely, declining interest rates may reduce the income generated by the credit-oriented Underlying Funds and increase prepayment activity.

Private Funds Risk

The Underlying Funds are privately offered pooled real estate investment vehicles. None of the Underlying Funds is registered as an investment company under the 1940 Act. Each Underlying Fund takes the position, as stated in its offering documents, that it falls outside the definition of an investment company under the 1940 Act, principally because it does not hold more than 40% of its total assets (exclusive of Government securities and cash items) in investment securities. If an Underlying Fund were found to be an investment company required to register under the 1940 Act, the consequences to that Underlying Fund, and to the Fund as an investor in it, could be materially adverse. As an investor in the Underlying Funds, the Fund is not entitled to the protections of the 1940 Act with respect to those vehicles. For example, the Underlying Funds need not have independent boards, are not required to obtain investor approval of advisory contracts or their amendment, may use leverage without 1940 Act limits, and may engage in transactions with affiliates that would be prohibited for a registered fund. The Underlying Funds’ financial statements, valuations, and reporting are prepared by or at the direction of DLP Capital, and interim reports are generally unaudited. The Underlying Funds’ managers receive asset-based compensation and, in certain cases, preferred-return and promote structures that may create incentives to make riskier or more speculative investments than would otherwise be the case.

Underlying Fund Liquidity Risk

The Fund’s interests in the Underlying Funds are illiquid. There is no secondary market for interests in the Underlying Funds, and transfers are restricted by their governing documents. The Underlying Funds’ redemption and withdrawal provisions are limited: as of the date of this prospectus, DLP Lending Fund and DLP Preferred Credit Fund generally permit redemptions upon 90 days’ notice; DLP Housing Fund generally permits redemption only annually; and DLP Building Communities Fund and DLP Living Fully Community Fund provide no interim redemption rights. In addition, the Underlying Funds’ governing documents may permit DLP Capital to suspend, gate, delay, or satisfy in-kind redemption requests, to impose redemption fees or holdbacks, or to amend redemption terms, in each case without the Fund’s consent. As a result, the Fund may be unable to liquidate an Underlying Fund position at a desired time or price, including to fund quarterly repurchase offers, rebalance the portfolio, satisfy tax distribution requirements, or respond to adverse developments at an Underlying Fund. These liquidity constraints are a principal risk of the Fund’s structure.

Valuation Risk

The Fund’s investments in the Underlying Funds are not publicly traded and will be fair valued. The Fund expects to value its Underlying Fund interests based principally on net asset values and other valuation information reported by the Underlying Funds or DLP Capital, adjusted for intervening capital flows and other relevant information, pursuant to valuation policies adopted under Rule 2a-5 under the 1940 Act. Valuations of real estate assets, development projects, and real estate loans involve substantial judgment; reported values are generally determined by or at the direction of DLP Capital, may be based on appraisals or internal models, are generally unaudited when reported, and may not reflect the price at which an interest

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could actually be sold. Because the Fund’s NAV — and therefore the price at which Shares are sold and repurchased — will depend significantly on values reported by the Underlying Funds, errors, delays, or biases in Underlying Fund valuations could cause shareholders to purchase or tender Shares at prices that do not accurately reflect the value of the Fund’s portfolio, and could dilute or disadvantage continuing shareholders. See “Determination of Net Asset Value.”

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. The Fund expects to hold interests in only approximately five Underlying Funds, all sponsored by DLP Capital. The poor performance of, or an adverse event affecting, a single Underlying Fund may have a materially greater adverse effect on the Fund’s NAV and returns than it would on a fund that is more broadly diversified. Notwithstanding its non-diversified status under the 1940 Act, the Fund intends to satisfy the separate asset diversification requirements applicable to RICs under the Code, which limit, among other things, the portion of the Fund’s assets that may be invested in the securities of a single issuer or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. See “U.S. Federal Income Tax Matters.”

Tax Risks

RIC Qualification Risk. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under Subchapter M of the Code, the Fund must meet certain source-of-income, asset diversification, and annual distribution requirements. These requirements present particular considerations for the Fund because of its concentrated portfolio and the tax characteristics of the Underlying Funds:

•	Asset diversification. At the close of each quarter of its taxable year, among other requirements, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. Because the Fund expects to invest most of its assets in a small number of Underlying Funds, the Fund’s ability to satisfy this requirement depends on maintaining its allocations below applicable thresholds, and market movements or Underlying Fund performance could cause inadvertent breaches that must be cured within applicable grace periods.

•	Qualifying income. At least 90% of the Fund’s gross income each taxable year must be derived from qualifying sources, including dividends, interest, and gains from the sale of stock or securities. Distributions from the Underlying Funds structured as REITs are expected to constitute qualifying dividend income. However, because certain Underlying Funds (including DLP Housing Fund, DLP Building Communities Fund, and DLP Living Fully Community Fund) are treated as partnerships for U.S. federal income tax purposes, the Fund would be treated as earning its distributive share of such funds’ income directly, and rental and certain other income of such funds would generally not be qualifying income for a RIC. The Fund’s ability to invest in the partnership Underlying Funds directly may accordingly be limited, and the Fund may be required to hold such investments through one or more wholly owned subsidiaries taxed as corporations (“blocker” subsidiaries) or otherwise restructure its exposures.

•	Distribution requirements. The Fund must distribute at least 90% of its investment company taxable income annually and is subject to a 4% excise tax to the extent certain calendar-year distribution requirements are not met. Because the Underlying Funds may distribute less cash than the taxable income allocated or attributed to the Fund (particularly the partnership Underlying Funds and any blocker subsidiaries), and because the Fund’s ability to liquidate Underlying Fund interests is limited,
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the Fund may be required to fund distributions from its liquidity sleeve, from borrowings, or from offering proceeds.

If the Fund failed to qualify as a RIC and did not cure the failure under available relief provisions, the Fund would be subject to corporate-level federal income tax on its taxable income, and distributions to shareholders would generally be taxable as dividends, materially reducing returns. See “U.S. Federal Income Tax Matters.”

Underlying Fund Tax Reporting Risk. The Fund’s tax accounting will depend on timely and accurate reporting from the Underlying Funds, including Schedule K-1s from the partnership Underlying Funds, which may be delivered late in the tax season or amended after delivery. Delays or errors in Underlying Fund reporting could require the Fund to estimate income for excise tax and distribution purposes, amend prior reporting, or make corrective distributions. An Underlying Fund structured as a REIT may fail to qualify as a REIT, in which case it would be subject to entity-level tax and its distributions would no longer constitute qualified REIT dividends, which could adversely affect both the Fund’s returns and its own RIC qualification analysis.

Repurchase Policy Risks

Quarterly repurchases by the Fund of its Shares typically will be funded from available cash (including the liquidity sleeve), redemptions or withdrawals from Underlying Funds, or borrowing proceeds. Payment for repurchased Shares may require the Fund to submit redemption requests to Underlying Funds or liquidate portfolio holdings earlier than the Adviser otherwise would, potentially at disadvantageous times or prices, and may increase the Fund’s portfolio turnover. Because the Underlying Funds impose notice periods (90 days or longer), annual windows, or no interim liquidity at all, the Fund’s repurchase planning requires the Adviser to anticipate liquidity needs one or more quarters in advance, and an unexpectedly large volume of repurchase requests could cause the Fund’s remaining portfolio to become more heavily weighted toward its most illiquid holdings, to the disadvantage of non-tendering shareholders. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. Repurchases of Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional Shares are not sold. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Shareholder Liquidity Risk

The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer.

Reliance on DLP Capital to Fund the Expense Limitation

The Adviser bears the cost of the Fund’s current expense limitation. The cost to the Adviser currently is defrayed in whole or in part by DLP Capital pursuant to a separate agreement between the Adviser and DLP Capital. If DLP Capital were to reduce or discontinue its payments to the Adviser, the Adviser might change the expense limitation for Fund shareholders and potentially increase their expenses.

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Leverage Risk

The Fund is permitted to borrow money, including to satisfy repurchase requests and for temporary liquidity, subject to the 1940 Act’s asset coverage requirement of 300% for borrowings (i.e., borrowings may not exceed 33 1/3% of the Fund’s assets, including the amounts borrowed). Under Rule 23c-3, any senior security issued by the Fund, or other indebtedness contracted by the Fund, must mature or be redeemable or payable by the next repurchase pricing date. The use of leverage would cause the Fund to incur interest expense and would magnify the effect of any decrease (or increase) in the value of the Fund’s portfolio. In addition, the Underlying Funds themselves employ leverage, in some cases without the limits applicable to registered funds; the Fund’s returns will reflect the effects of that embedded leverage, and the 1940 Act’s asset coverage limits do not apply at the Underlying Fund level.

Distribution Policy Risk

The Fund’s distribution policy is to make distributions of income to shareholders at least [quarterly]. The amount of distributions that the Fund may pay is uncertain, particularly during the Fund’s ramp-up period, and distributions may exceed the Fund’s income. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as offering proceeds and borrowings, and all or a portion of a distribution may consist of a return of capital, which reduces a shareholder’s tax basis in its Shares (and, once basis is exhausted, is taxable as capital gain). A return of capital reduces the amount of capital available to the Fund for investment and, over time, may increase the Fund’s expense ratio. Shareholders should not assume that the source of any distribution is net profit. See “Distribution Policy.”

Key Personnel Risk

The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, and the Fund depends on the Adviser’s ability to retain them. In addition, the Underlying Funds depend on DLP Capital’s senior management team, particularly Don Wenner, DLP Capital’s founder and Chief Executive Officer. The loss of the key personnel of the Adviser or of DLP Capital could have a material adverse effect on the Fund.

Market and Geopolitical Risks

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The Fund’s investments may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change or climate-related events, pandemics, epidemics, tariffs and trade wars, terrorism, regulatory events and governmental or quasi-governmental actions, among other factors. The occurrence of such events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. Any such event could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

Closed-End Structure Risk

The Fund is a closed-end investment company. It is designed for long-term investors and not as a trading vehicle. If and to the extent that a public trading market for the Shares ever develops, shares of closed-end investment companies may trade at a discount from their NAV per share and initial offering prices.

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Cybersecurity and Operational Risk

The Fund, the Adviser, DLP Capital, the Underlying Funds, and the Fund’s service providers are subject to operational and information-security risks, including risks arising from cyber-attacks, system failures, and human error. Cybersecurity incidents affecting any of these parties could cause disruptions to business operations, interfere with the calculation of NAV or the processing of shareholder transactions, result in the loss or theft of shareholder data or confidential information, and subject the Fund to regulatory penalties, reputational damage, and additional costs. The Fund relies significantly on information provided by DLP Capital and the Underlying Funds and has limited ability to verify or control their operational and cybersecurity practices.

Legal and Regulatory Risks

Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. securities markets, investment funds such as the Fund, and the private funds and real estate markets in which the Underlying Funds operate has undergone substantial change in recent years, and such change may continue. Changes in housing, landlord-tenant, zoning, tax, or securities regulation, or in the interpretation or enforcement of existing law, could adversely affect the Fund, the Underlying Funds, or DLP Capital.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including oversight of the duties performed by the Adviser. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and overseeing the Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management of the Fund” in the SAI.

Investment Adviser

The Adviser, OneAscent Capital LLC, located at 100 Grandview Place, Suite 200, Birmingham, AL 35243, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Advisers Act. The Adviser is owned and controlled by OneAscent Holdings, LLC (“OAH”). The Adviser has approximately $57.7 million in assets under management as of June 30, 2026.

A discussion regarding the basis for the Board’s approval of the Management Agreement will be included in the Fund’s first annual or semiannual report to shareholders, as applicable.

Pursuant to the Management Agreement, and in consideration of the management services provided by the Adviser to the Fund, the Adviser is entitled to a Management Fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets, payable monthly in arrears.

The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed, until at least [ ], 202_, to waive its Management Fee and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board, taxes, and extraordinary expenses – including but not limited to litigation costs), to the extent that its Management Fee plus the Fund’s ordinary

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annual operating expenses exceed 1.99% per annum of the Fund’s average daily net assets attributable to Shares. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board upon 60 days’ written notice to the Adviser.

Any fee waiver and/or expense payment by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or absorbed any expense, if the Fund is able to make the repayment without exceeding the lesser of (1) the expense limitation in effect at the time of the waiver or absorption, and (2) the expense limitation in effect at the time of recoupment, and the repayment is approved by the Board. DLP Capital has agreed to reimburse the Adviser for the Management Fees the Adviser waives and the Fund expenses the Adviser pays or absorbs under the Expense Limitation Agreement, and the Adviser has agreed to refund to DLP Capital any of those amounts it later recoups from the Fund. See “Conflicts of Interest — The DLP Support Arrangement.”

Portfolio Managers

OneAscent Capital, LLC

John Siverling, MBA.

Mr. Siverling is President and the Director of Private Markets and Impact Advocacy for OneAscent Capital, LLC. He has been a portfolio manager of the Fund since inception. Mr. Siverling has over 30 years of business experience and over 20 years in the venture finance industry. John holds a Bachelor of Business Administration degree from the University of Wisconsin and an MBA with Distinction from the University of Michigan Ross School of Business. John is a member of the Advisory Council for ADF’s Viewpoint Diversity Score Business Index. John has been a frequent speaker and panelist, including at the University of Michigan Business School, MIT Forum, UNCC Five Ventures Business Plan Competition, and Kingdom Advisors, among others.

John has developed his financial, operational, and managerial business skills through a varied history of professional experience. Following his lead role in the formation and launch of the Christian Investment Forum (“CIF”), John became the first Executive Director in order to continue the growth strategy of the non-profit trade association, until its merger with Faith Driven Investor. The goal of CIF is to build awareness and credibility for faith-based investing within the broader financial investment industry. In addition to his work at the Christian Investment Forum, Mr. Siverling is also the Managing Partner in JAS Ventures, LLC, a consulting firm focused on helping companies develop and execute values-integrated business practices.

Prior to JAS Ventures, John was a partner at Sloan Ventures, an early-stage venture development firm. John managed all aspects of the Sloan Investment Fund, including limited partner reporting and investment activities for a number of the firm’s portfolio companies. He has taken active interim management positions, as CFO and COO, with some of the early-stage companies.

Prior to joining Sloan Ventures, John worked with Frank Russell Capital, a private equity firm, analyzing the private equity industry and, in cooperation with Goldman Sachs, managing a globally recognized survey on trends in the industry. John began his career with General Motors Cadillac Division and held various sales and marketing management positions in Detroit, Denver and San Francisco.

The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed and ownership of Fund Shares.

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Administrator, Accounting Agent, and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s Administrator, Accounting Agent, and Transfer Agent.

Custodian

U.S. Bank, N.A., with its principal place of business at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.

The Fund will bear all costs and expenses of its operations, administration and transactions, including (without limitation) those relating to: the calculation of the Fund’s net asset value (including the cost and expenses of any independent valuation firm); effecting sales and repurchases of the Shares and other securities; interest payable on debt, if any, to finance the Fund’s investments; fees payable to third parties relating to, or associated with, monitoring the Fund’s financial and legal affairs, providing administrative services, monitoring the Fund’s investments and evaluating and making investments, including fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees; fees and expenses associated with shareholder servicing to the extent permitted by a shareholder servicing plan adopted by the Board; costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and other applicable federal and state securities laws; federal, state and local taxes; independent Trustees’ fees and expenses; brokerage commissions; costs of proxy statements, shareholders’ reports and other communications with shareholders, including printing costs; the Fund’s allocable portion of the fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, telephone and staff; fees and expenses associated with independent audits and outside legal costs; investment advisory and management fees; administration fees payable under the administration agreement; federal and state registration fees; and all other expenses incurred by the Fund or the Administrator in connection with administering the Fund’s business, including the allocable portion of the costs of compensation and related expenses of the Fund’s chief compliance officer and principal financial officer and their respective administrative support staffs.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The Adviser will provide the Fund’s initial (seed) capital and, as of the commencement of the Fund’s operations, will be the Fund’s sole shareholder and therefore will control the Fund. As additional Shares are sold in the continuous offering, the Adviser’s percentage ownership is expected to decline. So long as the Adviser controls the Fund, it will be able to determine the outcome of matters submitted to a shareholder vote. The Adviser is in any event an affiliated person of the Fund by reason of serving as its investment adviser. DLP Capital will not own Shares and will not be a control person of the Fund. See “Conflicts of Interest.”

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DETERMINATION OF NET ASSET VALUE

The NAV of the Shares is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund is offered at NAV. During the continuous offering, the price of the Shares will increase or decrease on a daily basis according to the NAV of the Shares.

The Fund’s NAV per Share is calculated by dividing the value of the Fund’s total assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities, by the total number of Shares outstanding.

In computing NAV, the Fund’s investments are valued at their current market values determined on the basis of market quotations, if available. Because market quotations will not be readily available for the Fund’s interests in the Underlying Funds (and may not be available for certain other investments), those investments are valued at fair value as determined by the Board’s “Valuation Designee” (the Adviser) pursuant to Rule 2a-5 under the 1940 Act. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the asset were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. As the Valuation Designee, the Adviser acts under the Board’s oversight, and the Valuation Designee’s fair valuation policies and procedures are approved by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment.

The Fund’s investments in the Underlying Funds are generally expected to be valued based on the most recent net asset value or interest valuation reported by the applicable Underlying Fund or DLP Capital, adjusted as follows. The Valuation Designee will review cash flows since the reference date of the last reported value, (i) adding the nominal amount of investment-related capital contributions and (ii) deducting the nominal amount of investment-related distributions. The Valuation Designee will also consider relevant broad-based and issuer-specific valuation information reasonably available at the time the Fund values its investments — including information regarding the underlying real estate assets and loans held by each Underlying Fund, appraisal and market data, and intervening events — and may conclude that the value reported by an Underlying Fund does not represent the fair value of the Fund’s interest. In that event, the Valuation Designee will make a corresponding adjustment to reflect its determination of current fair value. Before investing in an Underlying Fund, the Valuation Designee will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, and will monitor that methodology on an ongoing basis. Underlying Fund valuations are generally unaudited when reported, and there are inherent difficulties in determining fair value that cannot be eliminated. The Valuation Designee will not always be able to confirm independently the accuracy of valuations provided by the Underlying Funds or DLP Capital.

Readily marketable portfolio securities, if any, that are listed on an exchange are valued at the last sale price on the principal exchange on the business day as of which such value is being determined, or, if there has been no sale on such day, at the mean of the closing bid and asked prices. Securities trading on the NASDAQ are valued at the NASDAQ official closing price. Readily marketable securities traded in the over-the-counter market are valued at the mean of the current bid and asked prices, or as the Valuation Designee deems appropriate to reflect fair market value. Money market instruments and short-term investments may be valued at amortized cost to the extent consistent with applicable regulations. The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio.

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The Adviser provides the Board with periodic reports that discuss the functioning of the fair valuation process and that identify issues and valuation problems that have arisen, if any.

CONFLICTS OF INTEREST

The Fund’s structure and relationships involve conflicts of interest that prospective investors should consider carefully.

Relationship with DLP Capital. DLP Capital is the sponsor and owner of the manager of each Underlying Fund. DLP Capital will not own Shares, will not serve as the Fund’s investment adviser, will have no seat on the Board, and will have no vote, consent right, approval right, or right to be consulted on the Adviser’s operations or on the Fund’s investment policies or portfolio selection. DLP Capital and its affiliates receive management fees, promote, and other compensation from the Underlying Funds that will be borne indirectly by the Fund. DLP Capital determines, or controls the determination of, the valuations, distribution policies, and redemption terms of the Underlying Funds, each of which directly affects the Fund, and DLP Capital allocates investment opportunities among the Underlying Funds and other DLP-sponsored vehicles. DLP Capital’s interests in these matters may conflict with the interests of the Fund and its shareholders. Because the information the Fund uses to value its Underlying Fund interests and monitor its investments comes principally from DLP Capital, the Fund is also exposed to conflicts inherent in sponsor-provided reporting. DLP Capital also benefits when the Fund raises capital, because Fund assets may be invested in the Underlying Funds from which DLP Capital and its affiliates earn that compensation. That commercial interest is the reason DLP Capital has agreed to support the Fund’s launch through the payments to the Adviser described below.

The DLP Support Arrangement. DLP Capital has agreed to support the Fund’s launch by making payments to the Adviser on two bases. First, DLP Capital will reimburse the Adviser for the Fund’s organizational and offering costs, which are funded in advance and which DLP Capital is not entitled to recover. Second, DLP Capital will reimburse the Adviser for the Management Fees the Adviser waives and the Fund expenses the Adviser pays or absorbs under the Expense Limitation Agreement. If the Adviser later recoups any of those amounts from the Fund, as the Expense Limitation Agreement permits, it will refund them to DLP Capital. The Adviser is under no obligation to seek recoupment. The Fund is not a party to the arrangement and neither pays nor receives anything under it.

The arrangement creates a conflict of interest. The Adviser selects the Underlying Funds in which the Fund invests and determines the Fund’s allocations among them, and it is paid, in part, by the sponsor of those vehicles. DLP Capital has agreed that its payments will not be based on the investment of Fund assets in the Underlying Funds and will not be contingent on the Fund reaching any asset level or investing any target amount in the Underlying Funds. Those provisions dissociate the payments from the Fund’s investment activity, but they do not eliminate DLP Capital’s commercial interest in the Fund’s success.

Sponsorship status. DLP Capital is the sponsor of each of the Underlying Funds and is, in substance, the sponsor of the Fund’s launch. “Sponsor” is not a defined term under the 1940 Act, and the description does not by itself impose obligations on DLP Capital with respect to the Fund or confer rights on shareholders. On the arrangements described above, DLP Capital is not an affiliated person of the Fund under Section 2(a)(3) of the 1940 Act. It will own no Shares, will hold no office with the Fund, is not the Fund’s investment adviser, and will not control the Fund or the Adviser. DLP Capital would become an affiliated person of an affiliated person of the Fund if the Fund acquired 5% or more of the outstanding voting securities of an Underlying Fund, which the Fund may do. See “Affiliated transactions” below.

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Affiliated transactions. The Adviser is an affiliated person of the Fund, both as its investment adviser and, at the commencement of operations, as the holder of substantially all of the Shares. DLP Capital is not an affiliated person of the Fund. If the Fund acquires 5% or more of the outstanding voting securities of an Underlying Fund, that Underlying Fund will become an affiliated person of the Fund, and DLP Capital, as its manager and control person, will become an affiliated person of an affiliated person of the Fund. Sections 17(a) and 17(d) of the 1940 Act and the rules thereunder restrict principal and joint transactions between the Fund and its affiliated persons, and affiliated persons of those persons, absent an exemption. The Adviser will monitor the Fund’s ownership percentage in each Underlying Fund and will assess the availability of Rule 17a-6 and the need for exemptive relief before the Fund makes an investment that would cross that threshold.

The Adviser. The members of the senior management and investment team of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund, or of other investment funds managed by the Adviser or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Fund’s best interests or in the best interest of the Fund’s shareholders. The Adviser and its officers and employees will devote only as much of their time to the Fund’s business as they, in their judgment, determine is reasonably required, which may be substantially less than their full time. The Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. The Adviser is required under its compliance policies and procedures to identify material conflicts of interest to which it is subject. Once identified, the Adviser’s Chief Compliance Officer oversees the consideration of appropriate disclosure and/or mitigation of such conflicts.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to repurchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the Repurchase Request Deadline. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the date such payment is made (the “Repurchase Payment Deadline”), which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer

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Amount will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of outstanding Shares.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own, beneficially or of record, an aggregate of not more than 100 Shares and who tender all of their Shares before prorating other amounts tendered.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and no more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [ ] to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer. The Fund does not impose a repurchase fee, and no repurchase fee will be deducted from the repurchase proceeds otherwise payable to a shareholder.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline, which will be no more than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own, beneficially or of record, an aggregate of not more than 100 Shares and who tender all of their Shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only: (a) if making or

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effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount (the “Liquidity Amount”) from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Liquidity Amount shall consist of (i) assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline, or (ii) the proceeds of borrowings by the Fund, such as cash drawn under a credit facility, which are assets of the Fund held for the same purpose. Undrawn capacity under a credit facility is not an asset of the Fund and does not count toward the Liquidity Amount. Any borrowing the Fund uses for this purpose must mature, or be redeemable, callable or repayable by the Fund without penalty or premium, by the next Repurchase Pricing Date, and remains subject to the asset coverage requirements of Section 18 of the 1940 Act. See “Risk Factors — Leverage Risk.” The Board will adopt procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash (including the Fund’s liquidity sleeve), redemptions or withdrawals from Underlying Funds (as applicable), sales of portfolio securities, or borrowing proceeds. Payment for repurchased Shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Repurchase of the Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to the shareholder’s Shares. Shareholders have no right to redeem their Shares. Shares may not be sold, pledged, transferred or assigned except (i) where the Shares have been transferred or have vested in another person by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder or (ii) with the written consent of the Board or its designee, which may be withheld in its sole and absolute discretion. See “Repurchases and Transfers of Shares — Transfers of Shares” in the SAI. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for

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its Shares to exist in the future. The Fund may also repurchase Shares involuntarily, at NAV, in the limited circumstances described in the SAI under “Repurchases and Transfers of Shares — Involuntary Repurchases.”

Discretionary Repurchase Offers

Under paragraph (c) of Rule 23c-3, in addition to its quarterly repurchases of Shares, the Fund may offer to repurchase its Shares on a discretionary basis, provided that (i) the offer is made to all Fund shareholders, (ii) the offer is made no more frequently than every two years, and (iii) certain other conditions of Rule 23c-3 are met.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make distributions at least [quarterly] to shareholders. Distributions may be funded from available cash, distributions received from the Underlying Funds, borrowing proceeds, or sales of portfolio securities. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold or other sources used and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Unless the registered owner of Shares elects to receive cash, all dividends declared on Shares will be automatically reinvested in additional Shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit. The Board reserves the right to change the distribution policy from time to time.

Tax Consequences of Certain Distributions. As stated above, shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the Shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”).

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Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in Shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at DLP Access Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution, or the shareholder will receive such Distribution in Shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund. The number of Shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per Share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the dividend reinvestment policy. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, subject to applicable provisions of the federal securities laws.

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The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants. All correspondence concerning the dividend reinvestment policy should be directed to the Transfer Agent at DLP Access Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707. Certain transactions can be performed by calling the toll-free number [ ].

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Shareholders should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. The discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI.

The Fund’s taxable year for U.S. federal income tax purposes ends on September 30, and the Fund’s fiscal year for financial reporting purposes ends on March 31. The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income source test and asset diversification tests each year, and must distribute at least 90% of its investment company taxable income annually. If the Fund so qualifies and satisfies the applicable distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

Character of Fund Income from the Underlying Funds. Distributions received by the Fund from Underlying Funds that have elected to be taxed as REITs are expected to be treated as dividend income to the extent of such Underlying Funds’ earnings and profits, and may in part constitute return of capital or capital gain dividends. The Fund’s distributive share of the income of Underlying Funds treated as partnerships for U.S. federal income tax purposes retains its character in the Fund’s hands (e.g., rental income, interest, dividends, and gains), whether or not distributed to the Fund in cash.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than [quarterly]. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional Shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time Shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after that basis has been reduced to zero, will constitute capital

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gains to the shareholder of the Fund (assuming the Shares are held as a capital asset). Because the Underlying Funds’ distributions to the Fund are expected to consist substantially of REIT dividends and other ordinary income, a corporation that owns Shares generally should not expect to be entitled to the dividends-received deduction with respect to the dividends it receives from the Fund, and individual shareholders generally should not expect Fund dividends to constitute “qualified dividend income” taxed at reduced rates, except in each case to the extent designated by the Fund. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions. The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Cost Basis Reporting. Federal law requires that regulated investment companies report their shareholders’ cost basis, gain/loss and holding period to the Internal Revenue Service on shareholders’ Consolidated Form 1099s when “covered” securities are sold. The Fund has chosen [Average Cost] as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered Shares.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on August 7, 2026. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Board may authorize an unlimited number of Shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which will be filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers a single class of Shares. The Fund does not currently intend to offer more than one class of Shares and would obtain exemptive relief from the SEC before doing so.

Holders of Shares will be entitled to the payment of Distributions when, as and if declared by the Board. Unless the registered owner of Shares elects to receive cash, all dividends declared on Shares will be automatically reinvested for shareholders in additional Shares of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of distributions to the holders of Shares.

Each whole Share is entitled to one vote, and each fractional Share to a proportionate fractional vote, as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. There are no cumulative voting rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. There are no pre-emptive rights associated with the Shares. The Shares, when issued on the terms the Board determines, are fully paid and non-assessable, and neither the Fund nor the Trustees may call upon a shareholder for the payment of any sum of money or assessment other than as the Declaration of Trust specifically provides or as the shareholder personally agrees to pay. Under the Delaware Statutory Trust Act, shareholders of the Fund are entitled to the same limitation of personal liability that is extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

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The Fund generally will not issue Share certificates. The Transfer Agent will maintain an account for each shareholder upon which the registration of Shares are recorded, and transfers, which are permitted only by operation of law upon the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a shareholder or with the written consent of the Board or its designee, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of shares of the Fund that have been authorized and are outstanding as of the date of this prospectus:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Fund or for its Account	(4) Amount Outstanding Excluding Amount Shown Under (3)
DLP Access Fund	Unlimited	$[ ]	$[ ]

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their Shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. Each Trustee serves until the Trustee dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor. The Board, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies on the Board, subject to Section 16 of the 1940 Act, or remove any Trustee with or without cause. Shareholders may remove a Trustee only to the extent provided by the 1940 Act and the rules thereunder.

The Declaration of Trust also permits the Board to take a number of significant actions without a shareholder vote, including amending the Declaration of Trust and the Certificate of Trust (including provisions relating to the Shares), establishing additional series and classes of Shares and classifying or reclassifying unissued Shares, dissolving the Trust or any series upon written notice to shareholders, and merging, consolidating, converting or reorganizing the Trust or any series, in each case subject to any shareholder approval required by the 1940 Act. Shareholders are entitled to vote only on the election of Trustees, on matters required to be submitted to them by the Declaration of Trust, the Bylaws, the 1940 Act or the Fund’s registration statement, and on such other matters as the Board may submit to them. Thirty-three and one-third percent (33 1/3%) of the Shares entitled to vote constitutes a quorum at a shareholders’ meeting, and holders of at least one-third of the outstanding Shares entitled to vote must join in a written request to require the Fund to call a special meeting.

Derivative Actions. The Declaration of Trust conditions a shareholder’s ability to bring a derivative action on behalf of the Fund. Among other requirements, a written demand must first be made on the Trustees, executed by or on behalf of no fewer than three shareholders who together hold not less than 10% of the outstanding Shares and who are not related to or affiliated with one another; the Trustees who are not interested persons of the Fund have 90 days, extendable by up to 60 days, to consider the demand; and a shareholder whose demand is rejected, or who commences or maintains a derivative action in violation of these provisions, may be required to reimburse the Fund for its costs and expenses, including attorneys’ fees. These requirements do not apply to claims arising under the federal securities laws.

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Exclusive Forum and Waiver of Jury Trial. The Declaration of Trust provides that claims arising out of or relating to the Trust or its business and affairs must be brought exclusively in the Court of Chancery of the State of Delaware or, if that court lacks subject matter jurisdiction, another Delaware court with jurisdiction; that each shareholder irrevocably submits to the jurisdiction of those courts and waives any objection to venue or forum; and that each shareholder irrevocably waives any right to trial by jury in any such proceeding. These provisions do not apply to claims arising under the federal securities laws of the United States, including the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act, and the rules and regulations thereunder. Nothing in the Declaration of Trust or the Bylaws operates as a waiver of compliance with any provision of the federal securities laws or the rules and regulations thereunder. A shareholder bringing a claim under the federal securities laws is therefore not required to bring it in Delaware and does not waive the right to a jury trial. The exclusive forum and jury waiver provisions may nonetheless increase the cost to a shareholder of bringing a claim, may discourage claims, and may limit a shareholder’s ability to bring a claim in a judicial forum the shareholder finds favorable. There is no assurance that a court would enforce these provisions.

Reference should be made to the Declaration of Trust, which will be filed with the SEC, for the full text of these provisions.

PLAN OF DISTRIBUTION

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is serving as the Fund’s principal underwriter and acts as the distributor of the Shares on a reasonable efforts basis, subject to various conditions. The Shares are offered for sale through the Distributor at NAV. The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Shares. Such broker-dealers are also authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Shares but will use its reasonable efforts to sell the Shares. Shares of the Fund will not be listed on any national securities exchange, and the Distributor will not act as a market maker in the Shares. The Fund is not subject to a distribution fee.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the Management Fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of the Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Purchasing Shares

Investors may purchase Shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. The returned check and stop payment fee is currently $[25]. Investors may buy and sell Shares of the Fund through financial intermediaries, such as authorized broker-dealers, and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund (collectively, “Financial Intermediaries”). The Fund will be deemed to have received a purchase or repurchase order

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when a Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the order. Orders will be priced at the appropriate price next computed after the order is received by a Financial Intermediary. The Fund expects the Shares to be available for purchase through major custodial platforms under the Fund’s ticker symbol, in a manner similar to the purchase of mutual fund shares. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, and forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to DLP Access Fund, to: DLP Access Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707, or for overnight deliveries, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment. The Transfer Agent will charge a $[ ] fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the shareholder’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [ ] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

By Wire — Subsequent Investments

Before sending a wire, investors must contact the Transfer Agent at [ ] to advise it of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Please contact the Fund at [ ] for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional Shares of the Fund by calling [ ]. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for Shares received prior to 4:00 p.m. Eastern Time will be purchased at the appropriate price calculated on that day.

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

Shares are sold at the prevailing NAV per Share and are not subject to any upfront sales charge. Because the Shares are sold at the prevailing NAV per Share without an upfront sales charge, the entire amount of your purchase is invested immediately. The Shares require a minimum initial investment of [$5,000]. Investment advisers may aggregate client accounts for the purpose of meeting the minimum investment. Also, the Fund or the Adviser may waive the minimum investment at either’s discretion.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

LEGAL MATTERS

Certain legal matters regarding the validity of the Shares offered hereby have been passed upon for the Fund by Practus, LLP, 11300 Tomahawk Creek Pkwy, Suite 310, Leawood, KS 66211.

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REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semiannual and audited annual reports, including a list of investments held.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semiannual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Before doing so, the Fund will obtain the written consent of the affected shareholder(s) or send the affected shareholder(s) a separate written notification of its intent to do so. Once implemented, a shareholder must call [ ] to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning 30 days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. [ ] is located at [ ].

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVE AND POLICIES

REPURCHASES AND TRANSFERS OF SHARES

MANAGEMENT OF THE FUND

CODES OF ETHICS

PROXY VOTING POLICIES AND PROCEDURES

CONTROL PERSONS AND PRINCIPAL HOLDERS

INVESTMENT ADVISORY AND OTHER SERVICES

PORTFOLIO MANAGERS

ALLOCATION OF BROKERAGE

TAX STATUS

OTHER INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

APPENDIX A – PROXY VOTING POLICY

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PRIVACY NOTICE

[ ], 2026

FACTS	WHAT DOES DLP ACCESS FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include your Social Security number, purchase history, assets, account balances, retirement assets, account transactions, transaction history, wire transfer instructions, and checking account information. When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DLP Access Fund chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does DLP Access Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call [ ]

Who we are
Who is providing this notice?	DLP Access Fund
What we do
How does DLP Access Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does DLP Access Fund collect my personal information?

We collect your personal information, for example, when you open an account, provide account information, give us your contact information, make deposits or withdrawals from your account, make a wire transfer, tell us where to send the money, tell us who receives the money, show your government-issued ID, or show your driver’s license.

We also collect your personal information from other companies.

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Why can’t I limit all sharing?

Federal law gives you the right to limit only (i) sharing for affiliates’ everyday business purposes (information about your creditworthiness), (ii) affiliates from using your information to market to you, and (iii) sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. DLP Access Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. DLP Access Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. DLP Access Fund does not jointly market.
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PROSPECTUS

DLP Access Fund

([DLPAX])

[ ], 2026

Investment Adviser

OneAscent Capital LLC

All dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

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PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION — DRAFT OF AUGUST 26, 2026 — SUBJECT TO COMPLETION

The information in this statement of financial information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

DLP ACCESS FUND

(Proposed Ticker: DLPAX)

Principal Executive Offices: 100 Grandview Place, Suite 200, Birmingham, AL 35243

Telephone: [ ]

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2026

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of DLP Access Fund, dated [ ], 2026 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this SAI is truthful or complete. Any representation to the contrary is a criminal offense.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at [ ] or by visiting [ ]. Information on the website is not incorporated herein by reference. The Fund’s filings with the SEC also are available to the public on the SEC’s website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVE AND POLICIES	1
REPURCHASES AND TRANSFERS OF SHARES	5
MANAGEMENT OF THE FUND	11
CODES OF ETHICS	13
PROXY VOTING POLICIES AND PROCEDURES	13
CONTROL PERSONS AND PRINCIPAL HOLDERS	14
INVESTMENT ADVISORY AND OTHER SERVICES	14
PORTFOLIO MANAGERS	16
ALLOCATION OF BROKERAGE	17
TAX STATUS	17
OTHER INFORMATION	20
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
FINANCIAL STATEMENTS	21
APPENDIX A – PROXY VOTING POLICY

GENERAL INFORMATION AND HISTORY

DLP Access Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund (the “Fund” or the “Trust”). The Fund was organized as a Delaware statutory trust on August 7, 2026. The Fund’s principal office is located at 100 Grandview Place, Suite 200, Birmingham, AL 35243, and its telephone number is [ ]. The Fund offers a single class of Shares. The Fund’s fiscal year for financial reporting purposes ends on March 31, and the Fund’s taxable year for U.S. federal income tax purposes ends on September 30. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

The Fund may issue an unlimited number of shares of beneficial interest (the “Shares”). The Fund offers a single class of Shares. All Shares of the Fund have equal rights and privileges. Each Share of the Fund is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share of the Fund is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid and non-assessable when issued and have no pre-emptive rights. Shares are not redeemable at a shareholder’s option, although the Fund may repurchase Shares involuntarily as described under “Repurchases and Transfers of Shares — Involuntary Repurchases.” Fractional Shares have proportionately the same rights, including voting rights, as are provided for a full Share.

The Fund’s Board of Trustees (the “Board”) may seek exemptive relief to classify and reclassify the Shares of the Fund into additional classes of shares at a future date.

OneAscent Capital LLC (the “Adviser”) serves as the Fund’s investment adviser.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek both current income and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a group of private real estate investment vehicles sponsored by DLP Capital Partners LLC (“DLP Capital”) (each, an “Underlying Fund” and collectively, the “Underlying Funds”), as described in the Prospectus. The Fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the Shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares, whichever is less.

(1)                The Fund may not borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds

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of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its Shares.

(2)                The Fund may not issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)                The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4)                The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in the real estate industry or group of industries, through its investments in the Underlying Funds. Except as provided in the preceding sentence, the Fund may not invest 25% or more of the market value of its assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5)                The Fund may not directly invest in real estate but may invest in securities that are secured by, or represent interests in, real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, or companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts and the Underlying Funds).

(6)                The Fund may not purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)                The Fund may not make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

Additional Fundamental Policies

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of the Shares outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

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Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests substantially all of its assets in the Underlying Funds, each of which is a private real estate investment vehicle sponsored by DLP Capital. The Underlying Funds currently consist of the DLP Lending Fund, LLC; the DLP Preferred Credit Fund, LLC; the DLP Housing Fund, LLC; the DLP Building Communities Fund, LLC; and the DLP Living Fully Community Fund, LLC. The Fund may also maintain a portion of its assets in a liquidity sleeve consisting of cash, cash equivalents, money market funds, and short-term, high-quality fixed-income securities and similar liquid instruments. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Adviser is responsible for allocating the Fund’s assets among the Underlying Funds and the liquidity sleeve, subject to policies adopted by the Board. Additional information regarding the types of securities and financial instruments in which the Fund may invest is set forth below.

The Underlying Funds

The Underlying Funds are privately offered pooled real estate investment vehicles that are not registered as investment companies under the 1940 Act. Each Underlying Fund takes the position, as stated in its offering documents, that it falls outside the definition of an investment company under the 1940 Act, principally because it does not hold more than 40% of its total assets (exclusive of Government securities and cash items) in investment securities. The offering documents of certain Underlying Funds state that, if such an Underlying Fund were otherwise to fall within the definition of an investment company, it may rely on the exclusions from that definition provided by Section 3(c)(5) of the 1940 Act. Certain of the Underlying Funds, including the DLP Lending Fund and the DLP Preferred Credit Fund, are structured as real estate investment trusts (“REITs”) for U.S. federal income tax purposes. The Underlying Funds pursue credit-oriented and equity-oriented strategies in rental and attainable (workforce) housing, including senior secured mortgage lending, mezzanine lending, and preferred credit, value-add and build-to-rent equity investments, ground-up development of rental communities, and manufactured-housing communities. The terms of the Underlying Funds summarized in the Prospectus are established by the Underlying Funds’ governing documents, were provided by DLP Capital, and may change. Interests in the Underlying Funds are restricted, illiquid, and subject to significant limits on withdrawal and redemption.

Investment Companies

The Fund may invest in registered investment companies, principally money market funds held as part of its liquidity sleeve. Section 12(d)(1) of the 1940 Act generally provides that the Fund may not (1) purchase more than 3% of a registered investment company’s outstanding shares, (2) invest more than 5% of the Fund’s assets in any single registered investment company, or (3) invest more than 10% of the Fund’s assets in registered investment companies overall, unless the Fund relies on an applicable exemption. The Fund may invest in money market funds in excess of these limits in reliance on Rule 12d1-1 under the 1940 Act, and may invest in other registered funds in reliance on Rule 12d1-4, subject to the conditions of those rules. The Underlying Funds are not registered investment companies, and the Fund’s investments in the Underlying Funds are not subject to the percentage limits of Section 12(d)(1).

Restricted and Illiquid Securities

Substantially all of the Fund’s assets are invested in interests in the Underlying Funds, which are restricted securities and are illiquid. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations, including its obligation to pay for Shares tendered in its

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quarterly repurchase offers. There is no secondary market for interests in the Underlying Funds, transfers of those interests are restricted by the Underlying Funds’ governing documents, and the Underlying Funds’ redemption and withdrawal programs may be amended, suspended, gated, satisfied in kind, or terminated. The Fund’s ability to convert its Underlying Fund interests to cash is accordingly limited, as described in the Prospectus.

Money Market Instruments, Cash Equivalents, and Short-Term Debt Securities

The Fund may invest, for temporary defensive purposes or otherwise, some or all of its assets in high-quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances, including pending investment of offering proceeds and in anticipation of funding repurchase offers. For temporary defensive purposes, the Fund may invest up to 100% of its assets in such instruments. Money market instruments are high-quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Short-term debt securities are defined to include, without limitation: (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities, whose securities are supported by the full faith and credit of the United States, by the right of the agency to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality itself (although the U.S. Government provides financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so, because it is not so obligated by law, and the U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities); (2) certificates of deposit issued against funds deposited in a bank, a savings and loan association, or a credit union, which are for a definite period of time, earn a specified rate of return, and are normally negotiable, and which may not be fully insured by the Federal Deposit Insurance Corporation; (3) repurchase agreements, as described below; and (4) commercial paper, which consists of short-term unsecured promissory notes, limited to commercial paper rated in the highest categories by a major rating agency and which either mature within one year of the date of purchase or carry a variable or floating rate of interest.

Repurchase Agreements

The Fund may invest in repurchase agreements as part of its liquidity sleeve. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying assets at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of collateral during

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the term of any repurchase agreement in an effort to determine that the value always equals or exceeds the agreed-upon repurchase price.

Borrowings

The Fund may borrow money, including to satisfy repurchase requests and for temporary liquidity, subject to its fundamental policy on borrowing and the 1940 Act’s asset coverage requirement of 300% for borrowings. Under Rule 23c-3 under the 1940 Act, any senior security issued by the Fund, or other indebtedness contracted by the Fund, must mature or be redeemable or payable by the next repurchase pricing date. The use of leverage would cause the Fund to incur interest expense and would magnify the effect of any decrease (or increase) in the value of the Fund’s portfolio.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased Shares, be required to liquidate portfolio holdings, including its interests in the Underlying Funds, earlier than the Adviser would otherwise have liquidated those holdings. Such liquidations may result in losses and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms:

1.                   The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.                   The repurchase offers will be made in [ ] of each year, or during a similar cycle consistent with Rule 23c-3.

3.                   The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer no less than 21 days and no more than 42 days (generally 30 days) after the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the “Repurchase Request Deadline”).

4.                   The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of Shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of Shares. The Fund does not impose a repurchase fee, and no repurchase fee will be deducted from the repurchase proceeds otherwise payable to a shareholder.

All periodic repurchase offers must comply with the following procedures:

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Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding Shares of the Fund on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: Approximately thirty days (but no less than twenty-one days and no more than forty-two days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.                   A statement that the Fund is offering to repurchase its Shares from shareholders at net asset value;

2.                   any fees applicable to such repurchase;

3.                   the Repurchase Offer Amount;

4.                   the dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any Shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.                   the risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.                   the procedures for shareholders to request repurchase of their Shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.                   the procedures under which the Fund may repurchase such Shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.                   the circumstances in which the Fund may suspend or postpone a repurchase offer;

9.                   the net asset value of the Shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.               the market price, if any, of the Shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the Securities and Exchange Commission (the “SEC”) within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that Shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934, as amended.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

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Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund shall repurchase the Shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.                   accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 Shares and who tender all of their Shares for repurchase, before prorating Shares tendered by others; or

2.                   accepting by lot Shares tendered by shareholders who request repurchase of all Shares held by them and who, when tendering their Shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all Shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.                   if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

2.                   if the repurchase would cause the Shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.                   for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.                   for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.                   for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund’s current net asset value (“NAV”) per Share shall be computed daily and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV per Share shall be determined daily, following the close of regular trading on the New York Stock Exchange. The Fund’s NAV per Share need not be calculated on:

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1.                   days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV per Share;

2.                   days during which no order to purchase Shares is received, other than days when the NAV per Share would otherwise be computed; or

3.                   customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. The proceeds of borrowings by the Fund, including cash drawn under a credit facility, are assets of the Fund and may be counted toward the Liquidity Amount. Undrawn capacity under a credit facility is not an asset of the Fund and may not be counted. Under Rule 23c-3(b)(9), any Fund debt or senior security must mature, or be prepayable without penalty by the next Repurchase Pricing Date, to the extent required to preserve asset coverage during a repurchase offer. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board has delegated day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved a policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.                   In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)    the frequency of trades and quotes for the security;

(b)    the number of dealers willing to purchase or sell the security and the number of potential purchasers;

(c)    dealer undertakings to make a market in the security;

(d)    the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer);

(e)    the size of the Fund’s holdings of a given security in relation to the total amount outstanding of such security or to the average trading volume for the security; and

(f)     with respect to the Fund’s interests in the Underlying Funds, the redemption and withdrawal terms of each Underlying Fund, the timing and reliability of each Underlying Fund’s redemption program, and any applicable gates, holdbacks, suspensions, or in-kind payment provisions.

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2.                   If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report the basis for its determination to retain a security at the next Board meeting.

3.                   The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.                   These procedures may be modified as the Board deems necessary or appropriate.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1.                   disclosure of its fundamental policy regarding periodic repurchase offers; and

2.                   disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

(a)    the number of repurchase offers,

(b)    the repurchase offer amount and the amount tendered in each repurchase offer, and

(c)    the extent to which in any repurchase offer the Fund repurchased Shares pursuant to the procedures described above.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if the shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a shareholder; the transferee does not meet any investor eligibility requirements established by the Fund from time to time, or the Board has not consented to the transfer; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the shares. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund shares that it holds in its capacity as a shareholder. Any such repurchases will be conducted consistently with the requirements of Rule 23c-2 under the 1940 Act.

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Discretionary Repurchase Offers

Under Rule 23c-3(c), in addition to its quarterly repurchases of Shares, the Fund may offer to repurchase its Shares on a discretionary basis, provided that (i) the offer is made to all Fund shareholders, (ii) the offer is made no more frequently than every two years, and (iii) certain other conditions of Rule 23c-3(b) are met.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Under Article VII, Section 4 of the Declaration of Trust, a shareholder has no right to sell, pledge, transfer or assign its Shares except (i) where the Shares have been transferred or have vested in another person by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder or (ii) with the written consent of the Board or its designee, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of Shares. Any sale, pledge, transfer or assignment not made in accordance with Article VII, Section 4 is void. If a transferee does not meet any investor eligibility requirements the Fund establishes from time to time, or if the Board does not consent to a sale, pledge, transfer or assignment, the Fund reserves the right to repurchase the transferred Shares from the shareholder’s successor as described under “Involuntary Repurchases” above.

Determination of Fair Value

Substantially all of the Fund’s assets consist of interests in the Underlying Funds, which are not publicly traded and for which market quotations are not readily available. The Board has designated the Adviser as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act, and the Adviser acts under the Board’s oversight. The Adviser’s fair valuation policies and procedures are approved by the Board. The Fund generally expects to value its interests in the Underlying Funds based on the most recent net asset value or interest valuation reported by each Underlying Fund or DLP Capital, adjusted for capital activity, distributions, and other relevant information available at the time the Fund values its portfolio. Because the information the Fund uses to value its Underlying Fund interests comes principally from DLP Capital, fair valuation involves reliance on sponsor-provided reporting, in addition to subjective judgments, and it is possible that the fair value determined for an investment may differ materially from the value that could be realized upon its disposition. The Adviser may also enlist third-party consultants, such as an audit firm or a financial officer of an issuer, on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Standards for Fair Value Determinations. As a general principle, the fair value of a security or other investment is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

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entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

The inputs used in determining the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The Fund expects that its interests in the Underlying Funds generally will be classified as Level 3 investments.

In determining fair value, the relevant factors and surrounding circumstances are taken into account, which may include: (i) the nature and pricing history (if any) of the investment; (ii) whether any dealer quotations for the investment are available; (iii) possible valuation methodologies that could be used to determine the fair value of the investment; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the investment; (v) whether the same or similar investments are held by other accounts managed by the Adviser and the method used to price the investment in those accounts; (vi) the extent to which the fair value to be determined for the investment will result from the use of data or formulae produced by independent third parties or the Underlying Funds’ sponsor; and (vii) the liquidity or illiquidity of the market for the investment.

The Adviser provides the Board with periodic reports that discuss the functioning of the fair valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s Bylaws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. The Board currently consists of one initial Trustee. Additional Trustees, including Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”) constituting a majority of the Board, are expected to be elected before the Fund commences operations. Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President/Principal Executive Officer, a Secretary, a Treasurer/Principal Financial Officer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. Under the Declaration of Trust, a Trustee or officer of the Trust, when acting in such capacity, is liable to the Trust and to any shareholder solely for his or her own willful misfeasance or malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office, and for nothing else.

Trustee Qualifications

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Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

John Siverling – Mr. Siverling is President and the Director of Private Markets and Impact Advocacy of the Adviser and has been a portfolio manager of the Fund since its inception. He has over 30 years of business experience and over 20 years in the venture finance industry, including as Managing Partner of JAS Ventures, LLC, as the first Executive Director of the Christian Investment Forum, and as a partner at Sloan Ventures. He holds a Bachelor of Business Administration degree from the University of Wisconsin and an MBA with Distinction from the University of Michigan Ross School of Business. The Trust believes Mr. Siverling is competent to serve as Trustee because of his experience, qualifications, attributes and skills, including his investment management experience and his knowledge of the Fund’s investment strategy.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is [ ].

Trustees

Name, Address and Year of Birth	Position/Term of Office*	(Current) Principal Occupation During the Past Five Years and Other Directorships	(Previous) Occupations and Directorships During Last Five Years
John Siverling ([ ])	Trustee since August 7, 2026	President and the Director of Private Markets and Impact Advocacy, OneAscent Capital LLC (the Adviser); Portfolio Manager of the Fund; Managing Partner, JAS Ventures, LLC	[ ]

Officers

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
John Siverling ([ ]), President since August 7, 2026	[ ]
[ ] ([ ]), Treasurer and Principal Financial Officer since [ ], 2026	[ ]
[ ] ([ ]), Chief Compliance Officer since [ ], 2026	[ ]
[ ] ([ ]), Secretary since [ ], 2026	[ ]
[ ] ([ ]), AML Compliance Officer since [ ], 2026	[ ]

* The term of office for each Trustee and officer listed above will continue indefinitely.

Board Committees

[ ]

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Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John Siverling	[None]	[None]

Compensation

The Board meets at least quarterly. Each Trustee who is not affiliated with the Trust or the Adviser will receive an annual fee of $[ ], the Chair of the Board shall receive an annual fee of $[ ], and each Chair of a committee shall receive an annual fee of $[ ], as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers will receive compensation from the Trust. The Independent Trustees shall receive additional fees for any special Board meetings convened during the year.

The table below details the estimated amount of compensation the Trustees will receive from the Trust during the Fund’s initial fiscal period ending March 31, 2027. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
John Siverling, Trustee	[None]	[None]	[None]	[None]

CODES OF ETHICS

Each of the Fund, the Adviser and the Distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively, the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions but must report them for monitoring purposes. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Codes are available in the EDGAR database on the SEC’s website at www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies, and for exercising consent and other voting rights attached to the Fund’s interests in the Underlying Funds, to the Adviser, subject to the Board’s continuing oversight.

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The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s proxy voting policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund’s principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund’s or its shareholders’ interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at [ ]; and (2) on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling toll-free [ ] and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this SAI, the Trustee and officers owned no Shares of the Fund.

The Adviser will provide the Fund’s initial (seed) capital and will be the Fund’s sole shareholder at the commencement of the Fund’s operations. The Adviser will therefore be a control person of the Fund until such time as its ownership falls to 25% or less of the Fund’s outstanding Shares. DLP Capital will not own Shares. Additional ownership information is not provided for the Fund, as it has not commenced operations as of the date of this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

OneAscent Capital LLC, located at 100 Grandview Place, Suite 200, Birmingham, AL 35243, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is owned and controlled by OneAscent Holdings, LLC.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and will determine which securities or other investments should be purchased, sold or exchanged, including the Fund’s allocations among the Underlying Funds. Pursuant to an Investment Management Agreement between the Fund and the Adviser (the “Management Agreement”), and in consideration of the management services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) calculated at an annual rate of 0.50% of the Fund’s average daily net assets. The Management Fee is accrued daily and payable monthly in arrears. A discussion regarding the basis for the Board’s approval

14

of the Management Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

The Adviser and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least [ ], 202__, to waive its Management Fee and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board, taxes, and extraordinary expenses, including but not limited to litigation costs), to the extent that its Management Fee plus the Fund’s ordinary annual operating expenses exceed 1.99% per annum of the Fund’s average daily net assets attributable to Shares. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board upon 60 days’ written notice to the Adviser. Any fee waiver and/or expense payment by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any such payment or absorbed such expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation (i) in place at the time of the waiver or absorption and (ii) in place at the time of repayment, and the repayment is approved by the Board.

The cost to the Adviser of the expense limitation currently is defrayed in whole or in part by DLP Capital pursuant to a separate agreement between the Adviser and DLP Capital.

Shareholder Services Plan

The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets. The Fund is a closed-end management investment company and the Shareholder Services Plan is not adopted pursuant to Rule 12b-1 under the 1940 Act. Fees payable under the Shareholder Services Plan are excluded from the Fund’s expense limitation. See “The Adviser” above and “Fund Expenses” in the Prospectus.

Conflicts of Interest

The Adviser may provide investment advisory and other services to various entities and accounts other than the Fund. The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund may be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and such other accounts. To the extent a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

DLP Capital is the sponsor and sole owner of each manager of each Underlying Fund, controls the Underlying Funds’ valuations, distribution policies, and redemption terms, and supports the Fund’s launch through payments to the Adviser. The Adviser is therefore paid, in part, by the sponsor of the vehicles it selects for the Fund.

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Participation in Investment Opportunities. Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for other accounts, that are the same as, different from, or made at a different time than positions taken for the Fund.

Allocating Investment Opportunities. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The Adviser has adopted allocation policies and procedures intended to treat all client accounts in a fair and equitable manner. Such allocation policies and procedures also apply to situations in which an investment opportunity of a limited amount, size or quantity, including capacity in an Underlying Fund, is appropriate for more than one client account and require that the Adviser allocate investment opportunities among such accounts in a fair and equitable manner.

PORTFOLIO MANAGERS

John Siverling, MBA, serves as the portfolio manager of the Fund and has served in that role since the Fund’s inception. Mr. Siverling is President and the Director of Private Markets and Impact Advocacy of the Adviser. Additional biographical information regarding Mr. Siverling is set forth under “Portfolio Managers” in the Prospectus.

As of [ ], the portfolio manager(s) were responsible for the management of the following types of accounts in addition to the Fund:

Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category Subject to a Performance-Based Advisory Fee	Total Assets in Accounts in Category Subject to a Performance-Based Advisory Fee
John Siverling	Registered investment companies	[ ]	$[ ]	[ ]	$[ ]
	Other pooled investment vehicles	[ ]	$[ ]	[ ]	$[ ]
	Other accounts	[ ]	$[ ]	[ ]	$[ ]

The following table indicates the dollar range of equity securities of the Fund beneficially owned by the portfolio manager(s) as of [ ].

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
John Siverling	[None]

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a

16

reasonable efforts basis, subject to various conditions. The Distributor does not agree to sell any specific number of Fund Shares and, as agent for the Fund, undertakes to sell Shares on a reasonable efforts basis only against orders therefor. The Distributor is compensated by the Adviser, not the Fund, for acting as principal underwriter.

ALLOCATION OF BROKERAGE

The Fund invests primarily in interests in the Underlying Funds, which the Fund acquires and disposes of directly with the Underlying Funds without the use of brokers or dealers and without the payment of brokerage commissions. Accordingly, the Fund expects its portfolio brokerage to be minimal and to relate principally to transactions in the securities held in the Fund’s liquidity sleeve.

To the extent the Fund effects transactions through brokers or dealers, specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine. In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. Under the 1940 Act, persons affiliated with an affiliate of the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

TAX STATUS

The Fund’s taxable year for U.S. federal income tax purposes ends on September 30. The Fund’s fiscal year for financial reporting purposes ends on March 31. The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code for each taxable year of the Fund. Investment company taxable income generally includes dividends and interest and other income, less certain allowable expenses, and also includes any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) for a fiscal

17

year is computed by taking into account any capital loss carryforward of the Fund. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its investment company taxable income and net capital gain in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income are expected to be made [quarterly], and distributions of net capital gain will be made after the end of each taxable year, and no later than December 31 of each year. Both types of distributions will be reinvested in Shares of the Fund unless a shareholder elects to receive cash.

To be treated as a RIC under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other RICs, and other securities (for purposes of this calculation, generally limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

Income from the Underlying Funds. The character of the income the Fund derives from the Underlying Funds for purposes of the 90% gross income test described above depends on the U.S. federal income tax classification of each Underlying Fund. Distributions received by the Fund from Underlying Funds that have elected to be taxed as REITs are generally expected to constitute qualifying dividend income for purposes of the 90% gross income test. With respect to any Underlying Fund that is classified as a partnership for U.S. federal income tax purposes, the Fund will be treated as receiving its distributive share of the Underlying Fund’s income, and that income will retain its character in the Fund’s hands; certain categories of income of such an Underlying Fund, including rents from real property, may not constitute qualifying income to the Fund for purposes of the 90% gross income test. The Fund will monitor its investments in the Underlying Funds, and manage its allocations among them, so as to satisfy the 90% gross income test and the asset diversification requirements described above, including the requirement that not more than 25% of the value of the Fund’s total assets be invested in the securities of any one issuer. The Fund’s ability to satisfy these requirements depends in part on timely and accurate tax reporting from the Underlying Funds, including Schedules K-1 for any Underlying Fund classified as a partnership.

Wholly Owned Subsidiaries. To the extent necessary to satisfy the 90% gross income test, the Fund may hold its interests in one or more Underlying Funds that are classified as partnerships for U.S. federal income tax purposes through one or more wholly owned subsidiaries organized in the United States and treated as corporations for U.S. federal income tax purposes (each, a “Blocker Subsidiary”). Income earned by a Blocker Subsidiary is not attributed to the Fund for purposes of the 90% gross income test, and distributions the Fund receives from a Blocker Subsidiary are generally expected to constitute qualifying income to the Fund. A Blocker Subsidiary is itself subject to U.S. federal, and potentially state and local, corporate income tax on its taxable income, which reduces the return to the Fund, and therefore to shareholders, on the investments the Blocker

18

Subsidiary holds. The stock of a Blocker Subsidiary is a security of a single issuer for purposes of the asset diversification requirements described above, so the Fund’s investment in any one Blocker Subsidiary is subject to the requirement that not more than 25% of the value of the Fund’s total assets be invested in the securities of any one issuer. The Fund would consolidate the financial statements of any wholly owned Blocker Subsidiary with its own, and the fees and expenses of a Blocker Subsidiary would be borne indirectly by shareholders. The Fund has not established a Blocker Subsidiary as of the date of this SAI.

If the Fund fails to qualify as a RIC under Subchapter M in any taxable year and does not cure the failure under available relief provisions, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its income at the rates generally applicable to corporations, and distributions to shareholders would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code, but should consult their own tax advisors about the tax consequences of investing in the Fund, including the potential taxation of unrelated business taxable income.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Dividends paid by the Fund that are attributable to ordinary REIT dividends received by the Fund from Underlying Funds taxed as REITs generally are not eligible for taxation as “qualified dividend income” or for the dividends-received deduction available to corporate shareholders. [The Fund may be eligible to report such amounts as “section 199A dividends,” which non-corporate shareholders may treat as qualified REIT dividends eligible for a deduction of up to 20% under Section 199A of the Code, subject to applicable holding period and other requirements.]

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the Shares of the Fund have been held by such shareholders.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain dividends received from the Fund and gains from the repurchase or other disposition of Fund Shares) of U.S. individuals, estates and trusts, to the extent that the shareholder’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

A repurchase of Fund Shares by the Fund generally will result in the recognition of taxable gain or loss to the tendering shareholder in an amount equal to the difference between the amount realized and the

19

shareholder’s tax basis in his or her Fund Shares, provided the repurchase qualifies for sale or exchange treatment. Such gain or loss is treated as a capital gain or loss if the Shares are held as capital assets. However, any loss realized upon the disposition of Shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the disposition of Shares may be disallowed to the extent Shares are purchased (including Shares acquired by means of reinvested dividends) within 30 days before or after such disposition.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional Shares or in cash. Shareholders electing to receive distributions in the form of additional Shares will have a cost basis for federal income tax purposes in each Share so received equal to the net asset value of a Share on the reinvestment date.

All distributions of investment company taxable income and net capital gain, whether received in Shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Repurchases of Shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of investment company taxable income and capital gains as well as gross proceeds from the repurchase of Fund Shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the repurchase of the shares of a RIC may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional Shares, will be reduced by the amounts required to be withheld.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on repurchases of the Fund’s Shares.

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (that is, U.S. citizens and residents, and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Fund.

A brief explanation of the form and character of the distribution will accompany each distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions. Shareholders should consult their tax advisers about the application of federal, state, local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each Share represents a proportional interest in the assets of the Fund. Each Share has one vote at shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares have no pre-emptive rights and are not redeemable at a shareholder’s option. In the event of a liquidation of the Fund, shareholders are entitled to

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share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Compliance Service Provider

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Fund’s Chief Compliance Officer and AML Compliance Officer, as well as related compliance services, and provides the Fund’s principal financial officer, in each case under a Master Services Agreement with the Fund and the Adviser.

Administrator, Accounting Agent and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s administrator, accounting agent and transfer agent under a Master Services Agreement with the Fund and the Adviser.

Legal Counsel

Practus, LLP, located at 11300 Tomahawk Creek Pkwy, Suite 310, Leawood, KS 66211, acts as legal counsel to the Fund.

Custodian

U.S. Bank, N.A. (the “Custodian”), with its principal place of business at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as the primary custodian of the Fund’s assets and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. [ ] is located at [ ].

FINANCIAL STATEMENTS

[The Fund’s Seed Audit will be included by subsequent amendment.]

STATEMENT OF ADDITIONAL INFORMATION

DLP Access Fund

([DLPAX])

[ ], 2026

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PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements:

Part A: Not applicable, as the Fund has not commenced operations.

Part B: To be filed by subsequent amendment.

2. Exhibits:

(a)       Agreement and Declaration of Trust. Filed herewith.

(b)       Bylaws. Filed herewith.

(c)       Not applicable.

(d)       See Item 25(2)(a)(2) and Item 25(2)(b).

(e)       Not applicable.

(f)        Not applicable.

(g) (1) Investment Management Agreement between the Registrant and OneAscent Capital LLC (the “Adviser”). To be filed by subsequent amendment.

(2) Expense Limitation Agreement between the Registrant and the Adviser. To be filed by subsequent amendment.

(h) (1) Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC (the “Distributor”). To be filed by subsequent amendment.

(2) Form of Broker-Dealer Selling Agreement. To be filed by subsequent amendment.

(i)       Not applicable.

(j)       Custody Agreement between the Registrant and U.S. Bank, N.A. To be filed by subsequent amendment.

(k)       Master Services Agreement (administration, fund accounting and transfer agency) between the Registrant and Ultimus Fund Solutions, LLC. To be filed by subsequent amendment.

(l)       Opinion and Consent of Practus, LLP as to the legality of the securities being registered. To be filed by subsequent amendment.

(m)        Not applicable.

(n)       Consent of Independent Registered Public Accounting Firm. To be filed by pre-effective amendment.

(o)       Not applicable.

(p)       Initial Subscription Agreement. To be filed by subsequent amendment.

(q)       Not applicable.

(r) (1) Code of Ethics of the Registrant. To be filed by subsequent amendment.

(2) Code of Ethics of the Adviser. To be filed by subsequent amendment.

(3) Code of Ethics of the Distributor. To be filed by subsequent amendment.

(s)       Power of Attorney. Filed herewith.

Item 26. Marketing Arrangements: Not applicable.

Item 27. Other Expenses of Issuance and Distribution: Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant: None.

Item 29. Number of Holders of Securities as of [ ], 2026:

Title of Class	Number of Record Holders
[ ]	[ ]

Item 30. Indemnification:

Reference is made to Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”), filed as Exhibit (a)(2) hereto, and to Article VI of the Registrant’s Bylaws, filed as Exhibit (b) hereto, and to Section [ ] of the Registrant’s Distribution Agreement, to be filed as Exhibit (h)(1) hereto by subsequent amendment. The Registrant hereby undertakes that it will comply with the indemnification provisions of the Declaration of Trust, the Bylaws and the Distribution Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant may enter into indemnification agreements with certain officers of the Fund that provide specific rights and obligations regarding the indemnification of such officers. Each such indemnification agreement will be filed as an exhibit to this Registration Statement.

The Registrant will maintain insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of OneAscent Capital LLC, the Registrant’s investment adviser, is included in its Form ADV as filed with the SEC (File No. 801-126729) and is incorporated herein by reference.

Item 32. Location of Accounts and Records:

Ultimus Fund Solutions, LLC, the Fund’s administrator, fund accountant and transfer agent, maintains certain required accounting related and financial books and records of the Registrant at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Ultimus Fund Distributors, LLC, the Fund’s distributor, maintains certain required books and records of the Registrant at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. U.S. Bank, N.A., the Fund’s custodian, maintains certain required accounting related and financial books and records of the Registrant at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212. The other required books and records are maintained by the Adviser at 100 Grandview Place, Suite 200, Birmingham, AL 35243.

Item 33. Management Services: Not applicable.

Item 34. Undertakings:

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any advertisement pursuant to Rule 482 [17 CFR 230.482] under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Not applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on the 26th day of August, 2026.

DLP ACCESS FUND

By: _/s/ John Siverling*___________

John Siverling, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
John Siverling*	President Interested Trustee	[ ], 2026
[ ]	Principal Financial Officer	[ ], 2026
[ ]	[ ]	[ ], 2026

*By: _/s/_John H. Grady____________

John H. Grady, Attorney-in-Fact, pursuant to Power of Attorney dated August 13, 2026, filed herewith as Exhibit (s)

EXHIBITS

(a) Agreement and Declaration of Trust
(b) Bylaws
(s) Power of Attorney